                                                                 Execution Copy

                             FISCAL AGENCY AGREEMENT

                                     Between

                          NORTHERN NATURAL GAS COMPANY,
                                    as Issuer

                                       and

                J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
                                 as Fiscal Agent

                                   ----------

                          Dated as of October 15, 2002

                                   ----------

                          5.375% Senior Notes due 2012

                                TABLE OF CONTENTS

         (d)      Special Provisions Regarding Transfer of Beneficial
                  Interests in a Regulation S Global Security................9
         (e)      Special Provisions Regarding Transfer of Beneficial
                  Interests in a Rule 144A Global Security..................11
          (f)      Special Provisions Regarding Transfer of Restricted

                                       i

14.      Notices............................................................24

15.      Defeasance (Legal and Covenant)....................................24
         (a)      Issuer's Option to Effect Defeasance or Covenant

                                       ii

     FISCAL AGENCY AGREEMENT (this "Agreement"), dated as of October 15, 2002, between NORTHERN NATURAL GAS COMPANY, a corporation duly organized under the laws of the State of Delaware (the "Issuer"), and J.P. MORGAN TRUST COMPANY,
NATIONAL ASSOCIATION, a national banking association, as Fiscal Agent (as defined in Section 2 hereof).

                             RECITALS OF THE ISSUER

     The Issuer has duly authorized the creation of an issue of its 5.375%
Senior Notes due October 31, 2012 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Agreement.

     All things necessary to make the Securities, when executed by the Issuer and authenticated and delivered hereunder and duly issued by the Issuer, the valid obligations of the Issuer, and to make this Agreement a valid agreement of the Issuer, in accordance with their and its terms, have been done.

1. The Securities.

     (a) General. The aggregate principal amount of Securities which may be authenticated and delivered under this Agreement is limited to $300,000,000 except for Securities authenticated and delivered upon registration of transfer, or in exchange for, or in lieu of other Securities pursuant to the provisions of this Agreement or the Securities.

     The Securities shall be known and designated as the "5.375% Senior Notes due 2012" of the Issuer. The Securities will be unsecured, direct, unconditional and general obligations of the Issuer and will rank pari passu with all other unsecured and unsubordinated indebtedness of the Issuer.

     (b) Form of Securities; Denominations of Securities. The Securities will be issued in registered form without coupons in substantially the form, and including the terms, provided for herein and on Exhibit A. The Securities shall be executed manually or in facsimile on behalf of the Issuer by its Chairman of the Board, President or a Vice President and by its Secretary or an Assistant
Secretary (the "Authorized Officers"), notwithstanding that such officers, or any one of them, shall have ceased, for any reason, to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities. The Securities may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with the rules of any securities exchange or governmental agency or as may, consistently herewith, be determined by the Authorized
Officers of the Issuer executing such Securities, as conclusively evidenced by their execution of such Securities. All of the Securities shall be otherwise substantially identical except as to denominations of Securities and as provided herein.

     (i) Except as otherwise set forth in this Agreement, the Securities offered and sold in their initial resale distribution to a qualified institutional buyer
(as defined in Rule 144A ("Rule 144A") under the United States Securities Act of
1933, as amended (the "Act"), each a "QIB") in reliance on Rule 144A ("Rule 144A
Securities") shall initially be issued in the form of one or more Global
Securities (as defined in Section 1(e) hereof) in definitive, fully registered form, substantially in the form set forth on Exhibit A, with such applicable legends as are provided for herein and on Exhibit A, and in minimum denominations of $100,000 and in integral multiples of $1,000 in excess of
$100,000. Such Global Securities shall be duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided, and deposited with the U.S. Depository (as defined in Section 1(e) hereof). Until such time as the
Holding Period (as defined below) shall have terminated, each such Security shall be referred to as a "Rule 144A Global Security." The aggregate principal amount of any Rule 144A Global Security may be adjusted by endorsements to
Schedule A on the reverse thereof in any situation where adjustment is permitted or required by this Agreement or provided for on Exhibit A. Unless the Issuer determines otherwise in accordance with applicable law, the legend setting forth transfer restrictions shall be removed or deemed removed from a Rule 144A
Security in accordance with the procedures set forth in Section 1(d) after such time as the applicable Holding Period shall have terminated, and each such
Security shall thereafter be held as an unrestricted Security. As used herein, the term "Holding Period," with respect to Rule 144A Securities, means the period referred to in Rule 144(k) under the Act or any successor provision thereto ("Rule 144(k)") and as may be amended or revised from time to time, beginning from the later of (i) the original issue date of such Securities or
(ii) the last date on which the Issuer or any affiliate of the Issuer was the beneficial owner of such Securities (or any predecessor thereof).

     (ii) Except as otherwise set forth in this Agreement, Securities offered and sold in reliance on Regulation S under the Act ("Regulation S") will be issued initially in the form of one or more temporary Global Securities in the form provided for herein and on Exhibit A, with such applicable legends as are provided for herein and on Exhibit A, and in minimum denominations of $100,000 and in integral multiples of $1,000 in excess of $100,000 equal to the outstanding principal amount of the Securities initially sold in reliance on
Rule 903 of Regulation S under the Act (the "Regulation S Temporary Global
Securities"). The Regulation S Temporary Global Securities, which will be deposited on behalf of the purchasers of the Securities represented thereby with the Fiscal Agent, as custodian for the U.S. Depository, and registered in the name of the U.S. Depository or the nominee of the U.S. Depository for the accounts of designated agents holding on behalf of Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear"), or Clearstream Banking, S.A.
("Clearstream"), shall be duly executed by the Issuer and authenticated by the
Fiscal Agent as hereinafter provided. Following the termination of the
Restricted Period (as defined below) and upon the receipt by the Fiscal Agent of:

     a. a written certificate from the U.S. Depository, together with copies of certificates from Euroclear and Clearstream, certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Securities (except to the extent of any beneficial owners thereof who acquired an interest therein during the Restricted Period pursuant to another exemption from registration under the
Act and who will take delivery of a beneficial ownership interest in a Rule 144A
Global Security or a Restricted Definitive Security (as defined below), all as contemplated by Section 5(d) hereof); and

     b. a certificate signed by the Authorized Officers ("Officers'
Certificate"),

         beneficial interests in the Regulation S Temporary Global Securities will be exchanged for beneficial interests in a permanent global
         Security in the form provided for herein and on Exhibit A, issued in a denomination equal to the outstanding principal amount of the
         Regulation S Temporary Global Securities (the "Regulation S Permanent
         Global Securities") pursuant to the rules and regulations of the U.S.
         Depository, Euroclear or Clearstream, as applicable, in each case pertaining to beneficial interests in Global Securities ("Applicable
         Procedures"). Simultaneously with the authentication of the Regulation
         S Permanent Global Securities, the Fiscal Agent will cancel the
         Regulation S Temporary Global Securities. As used herein, "Regulation S
         Global Securities" means the Regulation S Temporary Global Securities or the Regulation S Permanent Global Securities, as applicable.

                           The aggregate principal amount of the Regulation S
         Temporary Global Securities and the Regulation S Permanent Global
         Securities may be adjusted by endorsements to Schedule A on the reverse thereof in any situation where adjustment is permitted or required by this Agreement. As used herein, the term "Restricted Period," with respect to Regulation S Securities, means the period of 40 consecutive days beginning on and including the later of (i) the date on which interests in such Securities are offered to Persons (as defined below)
         other than distributors (as defined in Regulation S) and (ii) the original issue date of such Securities. Except as otherwise provided in this Agreement, no Regulation S Global Security shall be issued except as provided in this paragraph to evidence Securities offered and sold in reliance on Regulation S. Unless the Issuer determines otherwise in accordance with applicable law, the legend setting forth transfer restrictions shall be removed or deemed removed from a Regulation S
         Security in accordance with the procedures set forth in Section 1(d)
         hereof, and each such Security shall thereafter be held as an unrestricted Security. As used herein, "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                           The provisions of the "Operating Procedures of the
         Euroclear System" and "Terms and Conditions Governing Use of Euroclear"
         and the "General Terms and Conditions of Clearstream Banking" and
         "Customer Handbook" of Clearstream will be applicable to transfers of beneficial interests in the Regulation S Temporary Global Securities and the Regulation S Permanent Global Securities that are held by Agent
         Members (as defined in Section 1(e)) through Euroclear or Clearstream.

     (iii) Except as otherwise provided in this Agreement, Securities offered and sold in their initial resale distribution to purchasers who are institutional "accredited investors" as described in Rule 501(a)(1), (2), (3) or
(7) under the Act and who are not QIBs shall be issued in the form of fully registered, definitive, physical certificates, substantially in the form set forth herein and on Exhibit A, with such applicable legends as are provided for on Exhibit A, and in minimum denominations of $250,000 and in integral multiples of $1,000 in excess of $250,000 (such securities are herein referred to as
"Restricted Definitive Securities"). Unless the Issuer determines otherwise in accordance with applicable law, the legend setting forth transfer restrictions shall be removed or deemed removed from a Restricted Definitive Security in accordance with the procedures set forth in Section 1(d) after such time as the applicable Holding Period shall have terminated, and each such Security shall thereafter be held as an unrestricted Security. As used herein, the term
"Holding Period," with respect to Restricted Definitive Securities, means the period referred to in Rule 144(k) or any successor provision thereto and as may be amended or revised from time to time, beginning from the later of (i) the original issue date of such Securities or (ii) the last date on which the Issuer or any affiliate of the Issuer was the beneficial owner of such Securities (or any predecessor thereof).

     (c) Temporary Securities. Until definitive Securities are prepared, the
Issuer may execute, and there shall be authenticated and delivered in accordance with the provisions of Section 3 hereof (in lieu of definitive printed
Securities), temporary Securities. Such temporary Securities may be in registered global form. Such temporary Securities shall be subject to the same limitations and conditions and entitled to the same rights and benefits as definitive Securities, except as provided herein or therein. Temporary
Securities shall be exchangeable for definitive Securities, when such definitive
Securities are available for delivery; and upon the surrender for exchange of such temporary Securities, the Issuer shall execute and there shall be authenticated and delivered, in accordance with the provisions of Sections 6 and
7 hereof, in exchange for such temporary Securities, a like aggregate principal amount of definitive Securities of like tenor. The Issuer shall pay all charges, including (without limitation) stamp and other taxes and governmental charges, incident to any exchange of temporary Securities for definitive Securities. All temporary Securities shall be identified as such and shall describe the right of the holder thereof to effect an exchange for definitive Securities and the manner in which such an exchange may be effected.

     (d) Legends. Securities shall be stamped or otherwise be imprinted with the legends set forth on the face of the text of the Securities attached as Exhibit
A, including any legend provided for pursuant to Section 1(e) hereof. The legends so provided on the face of the text of the Securities may be removed from any Security, upon written order signed in the name of the Issuer by the
Authorized Officers and delivered to the Fiscal Agent ("Order"), (i) two years from the later of issuance of the Security or the date such Security (or any predecessor) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 ("Rule 144") under the Act or (ii) in connection with a sale made pursuant to the volume (and other restrictions) of Rule 144 following one year from such time, provided that, if the legend is removed and the Security is subsequently held by such an affiliate of the Issuer, the legend shall be reinstated. Any legends provided pursuant to Section 1(e) hereof may be removed in the event the applicable Global Securities cease to be Global Securities in accordance with Section 5 hereof.

     (e) Book-Entry Provisions. The Securities may be issued initially in the form of one or more registered global Securities ("Global Securities") deposited with or on behalf of a depository located in the United States, which initially shall be The Depository Trust Company together with its nominee Cede & Co. (the
"U.S. Depository"), that (i) shall be registered in the name of the U.S.
Depository for such Global Security or Securities or the nominee of such U.S.
Depository, (ii) shall be delivered by the Fiscal Agent to such U.S. Depository or pursuant to such U.S. Depository's instruction and (iii) shall bear a legend substantially similar to the following:

"THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY
AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE U.S.
DEPOSITORY OR A NOMINEE OF THE U.S. DEPOSITORY. THIS SECURITY IS EXCHANGEABLE
FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE U.S. DEPOSITORY
OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE FISCAL AGENCY
AGREEMENT, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS
SECURITY AS A WHOLE BY THE U.S. DEPOSITORY TO A NOMINEE OF THE U.S. DEPOSITORY
OR BY A NOMINEE OF THE U.S. DEPOSITORY TO THE U.S. DEPOSITORY OR ANOTHER NOMINEE
OF THE U.S. DEPOSITORY OR BY THE U.S. DEPOSITORY OR ANY SUCH NOMINEE TO A
SUCCESSOR U.S. DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR U.S. DEPOSITORY) MAY BE
REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
U.S. DEPOSITORY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY CERTIFICATE IS ISSUED IN THE NAME OR NAMES AS
DIRECTED IN WRITING BY THE U.S. DEPOSITORY, ANY TRANSFER, PLEDGE, OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE
REGISTERED HOLDER HEREOF, THE U.S. DEPOSITORY, HAS AN INTEREST HEREIN."

     Members of, or direct of indirect participants in, the U.S. Depository
("Agent Members") shall have no rights under this Agreement with respect to any
Global Security held on their behalf by the U.S. Depository or under the Global
Security, and such U.S. Depository may be treated by the Issuer, the Fiscal
Agent, and any agent of the Issuer or the Fiscal Agent as the owner of such
Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Fiscal Agent, or any agent of the
Issuer or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the U.S. Depository or impair, as between the U.S. Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

     So long as the U.S. Depository or its nominee is the registered holder of the Securities, the U.S. Depository or such nominee will for all purposes of the
Securities and this Agreement be considered the sole owner or holder of such
Securities. Until such time as definitive Securities may be issued, beneficial owners of Securities will not be entitled to have Securities registered in their names, will not receive or be entitled to receive physical delivery of
Securities in definitive form, and will not be considered the owners or holders thereof under this Agreement for any purpose.

     The Issuer initially appoints the Fiscal Agent to serve as custodian for the Global Securities.

     This Section 1(e) shall apply only to Global Securities deposited with or on behalf of the U.S. Depository.

2. Fiscal Agent; Other Agents. The Issuer hereby appoints J.P. Morgan Trust
Company, National Association, acting through its corporate trust office in San
Francisco, California (the "Corporate Trust Office"), as fiscal agent of the
Issuer in respect of the Securities, upon the terms and subject to the conditions herein set forth, and J.P. Morgan Trust Company, National Association hereby accepts such appointment. J.P. Morgan Trust Company, National Association and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 10 hereof, are herein called the "Fiscal Agent." The
Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of the Issuer as may be mutually agreed upon by the Issuer and the Fiscal
Agent. All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.

     The Issuer may appoint one or more agents (a "Paying Agent" or "Paying
Agents") for the payment (subject to applicable laws and regulations) of the principal of and interest on the Securities, and one or more agents (a "Transfer
Agent" or "Transfer Agents") for the transfer and exchange of securities, at such place or places as the Issuer may determine; provided, however, the Issuer shall at all times maintain a Paying Agent or agent thereof and Transfer Agent or agent thereof in the Borough of Manhattan, The City of New York (which Paying
Agent and Transfer Agent may be the Fiscal Agent or any of its affiliates). The
Issuer initially appoints the Fiscal Agent, acting through its offices in the
Borough of Manhattan, The City of New York, as Paying Agent and Transfer Agent.
The Issuer shall promptly notify the Fiscal Agent of the name and address of each Paying Agent and Transfer Agent appointed, and will notify the Fiscal Agent of the resignation or termination of any Paying Agent or Transfer Agent. Subject to the provisions of Section 10(c) hereof, the Issuer may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than 90 days' notice to such Paying Agent or
Transfer Agent, as the case may be, and to the Fiscal Agent.

     The Issuer shall cause notice of any resignation, termination or appointment of any Paying Agent or Transfer Agent or of the Fiscal Agent and of
any change in the office through which any such Agent will act to be given to registered holders of the Securities.

3. Authentication. The Fiscal Agent is authorized, upon receipt of Securities duly executed on behalf of the Issuer for the purposes of the original issuance of the Securities, (i) to authenticate said Securities in an aggregate principal amount not in excess of $300,000,000 and to deliver said Securities in accordance with an Order or Orders and (ii) thereafter to authenticate and deliver said Securities in accordance with the provisions hereinafter set forth.

     The Fiscal Agent may, with the consent of the Issuer, appoint by an instrument or instruments in writing one or more agents (which may include itself) for the authentication of Securities and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any authenticating agent acts. The Issuer (by written notice to the Fiscal Agent and the authenticating agent whose appointment is to be terminated) may also terminate any such appointment at any time. The Fiscal
Agent hereby agrees to solicit written acceptances from the entities concerned
(in form and substance satisfactory to the Issuer) of such appointments. In its acceptance of such appointment, each such authenticating agent shall agree to act as an authenticating agent pursuant to the terms and conditions of this
Agreement.

4. Payment and Cancellation.

(a) Payment. Subject to the following provisions, the Issuer shall provide to the Fiscal Agent in funds available on or prior to each date on which a payment of principal of or any interest on the Securities shall become due, as set forth in the text of the Securities, such amount, in such coin or currency, as is necessary to make such payment, and the Issuer hereby authorizes and directs the
Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and interest on, as the case may be, the Securities set forth herein and in the text of the Securities. The Fiscal Agent shall arrange directly with any Paying Agent who may have been appointed pursuant to the provisions of Section 2 hereof for the payment from funds so paid by the Issuer of the principal of and interest on the Securities as set forth herein and in the text of the Securities. Notwithstanding the foregoing, the Issuer may provide directly to a Paying Agent funds for the payment of the principal thereof and premium and interest, if any, payable thereon under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 9(b) hereof; and the
Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer to any such Paying Agent.

     Any interest on the Securities shall be paid, unless otherwise provided in the text of the Securities, to the Persons in whose names such Securities are registered on the register maintained pursuant to Section 7 hereof at the close of business on the record dates designated in the text of the Securities (the
"registered holders"). Payments of principal of Securities shall be payable against surrender thereof at the corporate trust office or office of an agent of the Fiscal Agent and at the offices of such other Paying Agents as shall have been appointed pursuant to Section 2 hereof. Payments of principal shall be made against surrender of Securities, and payments of interest on Securities shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the
Person entitled thereto at such Person's address appearing on the register of the Securities maintained pursuant to Section 7 hereof, or, in the case of payments of principal, to such other address as the registered holder shall provide in writing at the time of such surrender; provided, however, that such payments may be made, in the case of a registered holder of greater than
$1,000,000 aggregate principal amount of Securities, by transfer to an account maintained by the payee with a bank if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date of the payments to be obtained, of such election and of the account to which payment is to be made.

(b) Cancellation. All Securities delivered to the Fiscal Agent (or any other
Agent appointed pursuant to Section 2 hereof) for payment, registration of transfer or exchange as herein or in the Securities provided shall be forwarded to the Fiscal Agent by the Agent to which they are delivered. All such
Securities shall be canceled and destroyed by the Fiscal Agent or such other
Person as may be jointly designated by the Issuer and the Fiscal Agent, which shall thereupon furnish certificates of such destruction to the Issuer upon the
Issuer's request.

5. Transfer and Exchange of Securities.

(a) Transfers of Global Securities as Such. Except as otherwise expressly set forth in this Agreement or any amendment hereto, a Global Security representing all or a portion of the Securities of a series may not be transferred in global form, except as a whole (i) by the U.S. Depository for such series to a nominee of such U.S. Depository, (ii) by a nominee of such U.S. Depository to such U.S.
Depository or another nominee of such U.S. Depository or (iii) by such U.S.
Depository or any such nominee to a successor U.S. Depository for such series or a nominee of such successor U.S. Depository.

(b) Exchanges of Global Securities for Definitive Securities. A Global Security
shall be exchangeable, in whole but not in part, for definitive Securities if
(a) the U.S. Depository notifies the Issuer that it is unwilling or unable to continue to hold book-entry interests in such Global Security or the U.S.
Depository at any time ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the
Issuer within 120 days, (b) while a Global Security is a restricted Security the book-entry interests in such Global Security cease to be eligible for the U.S.
Depository's services because the Securities are neither (i) rated in one of the top four categories by a nationally recognized statistical rating organization nor (ii) included within a Self-Regulatory Organization system approved by the
Securities and Exchange Commission (the "Commission") for the reporting of quotation and trade information of securities eligible for transfer pursuant to
Rule 144A, such as the PORTAL system, (c) the U.S. Depository for Securities notifies the Issuer that it is unwilling or unable to continue as U.S.
Depository with respect to such Global Security and no successor is appointed within 120 days or (d) the Issuer in its sole discretion executes and delivers to the Fiscal Agent an Officers' Certificate providing that such Global Security shall be so exchangeable; provided, however, that in no event shall the
Regulation S Temporary Global Securities be exchanged by the Issuer for definitive Securities prior to (x) the expiration of the Restricted Period and
(y) the receipt by the Transfer Agent of any certificates required pursuant to
Rule 903(b)(3)(ii)(B) under the Act. Securities so issued in exchange for any such Global Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as such Global Security, in authorized denominations and in the aggregate having the same principal amount as such Global Security and registered in such names as the U.S. Depository for such Global Security shall direct. Upon such exchange, the surrendered Global
Security shall be cancelled by the Fiscal Agent.

     A Global Security shall be exchangeable, in whole or in part, for definitive registered Securities if there shall have occurred and be continuing an event of default (as set forth in paragraph 7 of the Securities) and the registered holder, in such circumstances, shall have requested in writing that all or a part of the Global Security be exchanged for one or more definitive
Securities (an "Optional Definitive Security Request"), provided, however, that in no event shall the Regulation S Temporary Global Securities be exchanged by the Issuer for definitive registered Securities prior to (x) the expiration of the Restricted Period and (y) the receipt by the Transfer Agent of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Act. Upon any such surrender, (i) the Issuer shall execute and the Fiscal Agent shall authenticate and deliver without charge to each Person specified by the U.S.
Depository, in exchange for such Person's beneficial interest in the Global
Security, a new Security or Securities in definitive registered form having the same interest rate, if any, and maturity and having the same terms as such
Global Security, in any authorized denomination requested by such Person and in an aggregate principal amount equal to such Person's beneficial interest in the
Global Security, and (ii) if the Global Security is being exchanged (x) as a whole, then the surrendered Global Security shall be cancelled by the Fiscal
Agent, or (y) in part, then the principal amount of the surrendered Global
Security shall be reduced by an endorsement on Schedule A thereto in the appropriate amount.

     Unless otherwise provided by the Issuer, definitive Securities issued in exchange for a Global Security pursuant to this Section 5(b) shall be issued only in registered form and shall be registered in such names and in such authorized denominations as the U.S. Depository for such Global Security, pursuant to instructions of its Agent Members or otherwise, shall instruct the
Fiscal Agent. The Fiscal Agent shall deliver such Securities to the Persons in whose names such Securities are so registered.

(c) Beneficial Interests.

     Subject to the provisions herein, beneficial interests in a Global Security may be transferred in any manner consistent with the Applicable Procedures.

(d) Special Provisions Regarding Transfer of Beneficial Interests in a
Regulation S Global Security. The transfer of beneficial interests in a
Regulation S Global Security shall be effected in a manner not inconsistent with the following provisions:

     (i) Transfer Through a Rule 144A Global Security. If the holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Rule 144A Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this
Section 5(d)(i), provided, however, that prior to the expiration of the
Restricted Period, transfers of beneficial interests in the Regulation S
Temporary Global Securities may not be made to a U.S. person (as defined under
Regulation S) or for the account or benefit of a U.S. person (other than an initial purchaser). Upon receipt by the U.S. Depository of the instructions, order and certificate set forth below, the U.S. Depository shall promptly forward the same to the Transfer Agent at the Corporate Trust Office. Upon
receipt by the Transfer Agent from the U.S. Depository at the Corporate Trust
Office of (1) written instructions given in accordance with the Applicable
Procedures from an Agent Member directing the U.S. Depository to cause to be credited to a specified Agent Member's account a beneficial interest in the Rule
144A Global Security equal to that of the beneficial interest in the Regulation
S Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member held for Euroclear or Clearstream to be debited for, such beneficial interest, and
(3) a certificate substantially in the form set forth in or contemplated by
Exhibit B given by the transferor --------- of such beneficial interest, the
Transfer Agent, shall (A) reduce the principal amount of the Regulation S Global
Security, and increase the principal amount of the Rule 144A Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule A of the respective Global Securities, and
(B) instruct the U.S. Depository, (x) to make corresponding reductions and increases in the amounts represented by the respective Global Securities and (y)
to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security having a principal amount equal to the amount by which the principal amount of the
Regulation S Global Security was reduced upon such transfer.

                           Delivery of a beneficial interest in the Regulation S
         Global Security may not be taken in the form of a beneficial interest in the Rule 144A Global Security if immediately prior to the contemplated transfer no Rule 144A Global Security is then Outstanding
         (as defined in Section 12(c) hereof).

     (ii) Interests in Regulation S Global Security Initially to be Held Through
Euroclear or Clearstream. Beneficial interests in a Regulation S Temporary
Global Security may be held only through Agent Members acting for and on behalf of Euroclear or Clearstream.

     (iii) Transfer Through Restricted Definitive Security. If the holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a Restricted Definitive Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 5(d)(iii), provided, however, that in no event shall the Regulation S Temporary Global
Securities be exchanged by the Issuer for Restricted Definitive Securities prior to (x) the expiration of the Restricted Period and (y) the receipt by the
Transfer Agent of any certificates required pursuant to Rule 903(b)(3)(ii)(B)
under the Act. Upon receipt by the U.S. Depository of the instructions and certificate set forth below, the U.S. Depository shall promptly forward the same to the Transfer Agent at the Corporate Trust Office. Upon receipt by the
Transfer Agent from the U.S. Depository at the Corporate Trust Office of (1)
written instructions given in accordance with the Applicable Procedures from an
Agent Member directing the U.S. Depository to cause to be issued a Restricted
Definitive Security to such Person in a principal amount equal to that of the beneficial interest in the Global Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by Exhibit C given by the transferor of such beneficial interest, the Transfer Agent shall
(A) reduce the principal amount of the Regulation S Global Security by an amount equal to the principal amount of the beneficial interest in the Regulation S
Global Security to be so transferred, as evidenced by appropriate endorsement on
Schedule A of the Regulation S Global Security and (B) cause to be issued a
Restricted Definitive Security to such Person in a principal amount equal to the amount by which the principal amount of the Regulation S Global Security was reduced upon such transfer.

     (iv) Transfer Through an Unrestricted Global Security. If the holder of a beneficial interest in a Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 5(d)(iv). Upon receipt by the U.S. Depository of the instructions, order and certificate set forth below, the U.S. Depository shall promptly forward the same to the Transfer Agent at the Corporate Trust Office. Upon
receipt by the Transfer Agent from the U.S. Depository at the Corporate Trust
Office of (1) written instructions given in accordance with the Applicable
Procedures from an Agent Member directing the U.S. Depository to cause to be credited to a specified Agent Member's account a beneficial interest in the unrestricted Global Security equal to that of the beneficial interest in the
Regulation S Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member, and the Euroclear or Clearstream account for which such Agent Member's account is held, to be credited with, and the account of the
Agent Members to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in or contemplated by Exhibit D given by the transferor of such beneficial interest, the Transfer Agent shall (A) reduce the principal amount of the Regulation S Global Security, and increase the principal amount of the unrestricted Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Regulation S Global
Security to be so transferred, as evidenced by appropriate endorsements on
Schedule A of the respective Global Securities and (B) instruct the U.S.
Depository, (x) to make corresponding reductions and increases to the transferor's beneficial interests in the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S
Global Security was reduced upon such transfer.

     (v) Beneficial Interests in Regulation S Temporary Global Securities to
Definitive Securities. Notwithstanding the foregoing, a beneficial interest in a
Regulation S Temporary Global Security may not be exchanged for a definitive
Security or transferred to a Person who takes delivery thereof in the form of a definitive Security prior to (A) the expiration of the Restricted Period and (B)
the receipt by the Registrar of any certificates required pursuant to Rule
903(b)(3)(ii)(B) under the Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Act other than Rule 903 or
Rule 904.

(e) Special Provisions Regarding Transfer of Beneficial Interests in a Rule
144A Global Security. The transfer of beneficial interests in a Rule 144A Global
Security  shall be  effected  in a manner not  inconsistent  with the  following provisions:

     (i) Transfer Through a Regulation S Global Security. If the holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 5(e)(i). Upon receipt by the U.S. Depository of the instructions, order and certificate set forth below, the U.S. Depository shall promptly forward the same to the Transfer Agent at the Corporate Trust Office. Upon
receipt by the Transfer Agent from the U.S. Depository at the Corporate Trust
Office of (1) written instructions given in accordance with the Applicable
Procedures from an Agent Member directing the U.S. Depository to cause to be credited to a specified Agent Member's account a beneficial interest in the
Regulation S Global Security equal to that of the beneficial interest in the
Rule 144A Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Members held for Euroclear to be credited with, and the account of the Agent Members to be debited for, such beneficial interest, and
(3) a certificate substantially in the form set forth in or contemplated by
Exhibit E given by the transferor of such beneficial interest, the Transfer
Agent shall (A) reduce the principal amount of the Rule 144A Global Security, and increase the principal amount of the Regulation S Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule A of the respective Global Securities and (B) instruct the U.S. Depository, (x) to make corresponding reductions and increases to the amounts represented by the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Rule 144A Global
Security was reduced upon such transfer.

                           Delivery of a beneficial interest in the Rule 144A
         Global Security may not be taken in the form of a beneficial interest in the Regulation S Global Security if immediately prior to the contemplated transfer no Regulation S Global Security is then
         Outstanding.

     (ii) Transfer Through Restricted Definitive Security. If the holder of a beneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a Restricted Definitive Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 5(e)(ii).
Upon receipt by the U.S. Depository of the instructions and certificate set forth below, the U.S. Depository shall promptly forward the same to the Transfer
Agent at the Corporate Trust Office. Upon receipt by the Transfer Agent from the
U.S. Depository at the Corporate Trust Office of (1) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the
U.S. Depository to cause to be issued a Restricted Definitive Security to such
Person in a principal amount equal to that of the beneficial interest in the
Rule 144A Global Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by Exhibit F given by the transferor of such beneficial interest, the Transfer Agent shall (A) reduce the principal amount of the Rule 144A Global Security by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsement on Schedule A of the
Rule 144A Global Security and cause to be issued a Restricted Definitive
Security to such Person in a principal amount equal to the amount by which the principal amount of the Rule 144A Global Security was reduced upon such transfer and (B) instruct the U.S. Depository to make a corresponding reduction to the transferor's beneficial interest in the Rule 144A Global Security.

     (iii) Transfer Through an Unrestricted Global Security. If the holder of a sbeneficial interest in a Rule 144A Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in an unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 5(e)(iii). Upon receipt by the U.S. Depository of the instructions, order and certificate set forth below, the U.S. Depository shall promptly forward the same to the Transfer Agent at the Corporate Trust Office. Upon
receipt by the Transfer Agent from the U.S. Depository at the Corporate Trust
Office of (1) written instructions given in accordance with the Applicable
Procedures from an Agent Member directing the U.S. Depository to cause to be credited to a specified Agent Member's account a beneficial interest in the unrestricted Global Security equal to that of the beneficial interest in the
Rule 144A Global Security to be so transferred, (2) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Members to be credited with, and the account of the Agent
Members to be debited for, such beneficial interest, and (3) a certificate substantially in the form set forth in or contemplated by Exhibit G given by the transferor of such beneficial interest, the Transfer Agent shall (A) reduce the principal amount of the Rule 144A Global Security, and increase the principal amount of the unrestricted Global Security, in each case by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be so transferred, as evidenced by appropriate endorsements on Schedule A of the respective Global Securities and (B) instruct the U.S. Depository, (x) to make corresponding reductions and increases to the transferor's beneficial interests in the respective Global Securities and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the unrestricted Global Security having a principal amount equal to the amount by which the principal amount of the Rule 144A Global Security was reduced upon such transfer.

(f) Special Provisions Regarding Transfer of Restricted Definitive
Securities.  Unless expressly provided otherwise in this Agreement, whenever any
Restricted  Definitive  Security is presented or surrendered for registration of
transfer,   such  Restricted  Definitive  Security  must  be  accompanied  by  a certificate in substantially  the form set forth in or contemplated by Exhibit H
(which may be attached to or set forth in the Restricted  Definitive  Security), appropriately  completed,  dated the date of such  surrender  and  signed by the holder  of such  Restricted  Definitive  Security,  as to  compliance  with such restrictions on transfer, unless the Issuer shall have notified the Fiscal Agent that there is an effective  registration statement under the Act with respect to such Restricted Definitive Security. The Transfer Agent shall not be required to accept for such  registration of transfer or exchange any Restricted  Definitive
Security not so accompanied by a properly completed certificate. The transfer of
Restricted  Definitive Securities shall be effected in a manner not inconsistent with the following provisions:

     (i) Transfer Through Regulation S Global Security. If the holder of a
Restricted Definitive Security wishes at any time to transfer such interest to a
Person who wishes to take delivery thereof in the form of a beneficial interest in a Regulation S Global Security, such transfer may be effected, subject to the
Applicable Procedures, only in accordance with this Section 5(e)(i). Upon receipt by the Transfer Agent at the Corporate Trust Office of (1) written instructions from the transferor directing it to cause the U.S. Depository to cause to be credited to such Person a beneficial interest in the Regulation S
Global Security in a principal amount equal to that of the Restricted Definitive
Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by Exhibit H given by the transferor of such
Restricted Definitive Security, the Transfer Agent shall (A) increase the principal amount of the Regulation S Global Security by an amount equal to the principal amount of the beneficial interest in the Regulation S Global Security to be received by such Person, as evidenced by appropriate endorsement on
Schedule A of the Regulation S Global Security, and cancel such Restricted
Definitive Security, and (B) instruct the U.S. Depository, (x) to make corresponding increases in the amount represented by the Regulation S Global
Security and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Regulation S Global Security having a principal amount equal to the principal amount of the Restricted
Definitive Security that was cancelled.

                                       10

     (ii) Transfer Through Rule 144A Global Security. If the holder of a
Restricted Definitive Security wishes at any time to transfer such interest to a
Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Security, such transfer may be effected, subject to the
Applicable Procedures, only in accordance with this Section 5(e)(ii). Upon receipt by the Transfer Agent at the Corporate Trust Office of (1) written instructions from the transferor directing it to cause the U.S. Depository to cause to be credited to such Person a beneficial interest in the Rule 144A
Global Security in a principal amount equal to that of the Restricted Definitive
Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by Exhibit H given by the transferor of such
Restricted Definitive Security, the Transfer Agent shall (A) increase the principal amount of the Rule 144A Global Security by an amount equal to the principal amount of the beneficial interest in the Rule 144A Global Security to be received by such Person, as evidenced by appropriate endorsement on Schedule
A of the Rule 144A Global Security, and cancel such Restricted Definitive
Security, and (B) instruct the U.S. Depository, (x) to make corresponding increases in the amount represented by the Rule 144A Global Security and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Rule 144A Global Security having a principal amount equal to the principal amount of the Restricted Definitive Security that was cancelled.

     (iii) Transfer Through Unrestricted Global Security. If the holder of a
Restricted Definitive Security wishes at any time to transfer such interest to a
Person who wishes to take delivery thereof in the form of a beneficial interest in the unrestricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 5(e)(iii). Upon receipt by the Transfer Agent at the Corporate Trust Office of (1) written instructions from the transferor directing it to cause the U.S. Depository to cause to be credited to such Person a beneficial interest in the unrestricted
Global Security in a principal amount equal to that of the Restricted Definitive
Security to be so transferred and (2) a certificate substantially in the form set forth in or contemplated by Exhibit H given by the transferor of such
Restricted Definitive Security, the Transfer Agent shall (A) increase the principal amount of the unrestricted Global Security by an amount equal to the principal amount of the beneficial interest in the unrestricted Global Security to be received by such Person, as evidenced by appropriate endorsement on
Schedule A of the unrestricted Global Security, and cancel such Definitive
Security, and (B) instruct the U.S. Depository, (x) to make corresponding increases in the amount represented by the Rule 144A Global Security and (y) to cause to be credited to the account of the Person specified in such instructions a beneficial interest in the unrestricted Global Security having a principal amount equal to the principal amount of the Restricted Definitive Security that was cancelled.

     (iv) Transfer Through Restricted Definitive Security. If the holder of a
Restricted Definitive Security wishes at any time to transfer such interest to a
Person who wishes to take delivery thereof in the form of another Restricted
Definitive Security, such transfer may be effected, subject to the Applicable
Procedures, only in accordance with this Section 5(e)(iv). Upon receipt by the
U.S. Depository of the instructions and certificate set forth below, the U.S.
Depository shall promptly forward the same to the Transfer Agent at the
Corporate Trust Office. Upon receipt by the Transfer Agent from the U.S.
Depository at the Corporate Trust Office of a certificate substantially in the form set forth in or contemplated by Exhibit H given by the transferor of such
Restricted Definitive Security, the Transfer Agent shall register the transfer of such Restricted Definitive Security.

                                       11

6. Mutilated,  Destroyed,  Stolen or Lost Securities.  The Fiscal Agent, or its
agent duly authorized by the Fiscal Agent, is hereby authorized from time to time in accordance with the provisions of the Securities,  Section l(e), Section
5 and of this Section to authenticate and deliver:

     (i) Securities in exchange for or in lieu of Securities of like tenor and of like form which become mutilated, destroyed, stolen or lost; and

     (ii) registered Securities of authorized denominations in exchange for a like aggregate principal amount of Securities of like tenor and of like form.

     The Securities shall be dated the date of their authentication by the
Fiscal Agent. Each Security authenticated and delivered upon any transfer or exchange for or in lieu of the whole or any part of any Security shall carry all the rights if any, to interest accrued and unpaid and to accrue which were carried by the whole or such part of such Security. Notwithstanding anything to the contrary herein contained, such new Security shall be so dated that neither gain nor loss in interest shall result from such transfer or exchange.

7. Register; Record Date for Certain Actions. The Fiscal Agent, as agent of the Issuer, shall maintain at its corporate trust office in San Francisco,
California and at its agent's office in the Borough of Manhattan, The City of
New York, a register for the Securities for the registration and registration of transfers of the Securities. Upon presentation for the purpose at the said office of the Fiscal Agent or its agent of any Security, accompanied by a written instrument of transfer in the form approved by the Issuer and the Fiscal
Agent (it being understood that, until notice to the contrary is given to holders of Securities, the Issuer and the Fiscal Agent shall each be deemed to have approved the form of instrument of transfer, if any, printed on any definitive Security), executed by the registered holder, in person or by such registered holder's attorney thereunto duly authorized in writing, such Security shall be transferred upon the register for the Securities, and a new Security of like tenor shall be authenticated and issued in the name of the transferee.
Transfers and exchanges of Securities shall be subject to Section 1(e) and
Section 5 hereof, to such restrictions as shall be set forth in the text of the
Securities and to such reasonable regulations as may be prescribed by the Issuer and the Fiscal Agent. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired and each such registration shall be noted on the Security register. No service charge shall be made for any registration, registration of transfer or exchange of Securities, but, except as otherwise provided herein with respect to the exchange of temporary Securities for definitive Securities, the Fiscal Agent (and any Transfer Agent or
authenticating agent appointed pursuant to Section 2 or 3 hereof, respectively)
may require payment of a sum sufficient to cover any stamp or other tax or governmental charge in connection therewith and any other amounts required to be paid by the provisions of the Securities.

     Any Transfer Agent appointed pursuant to Section 2 hereof shall provide to the Fiscal Agent such information as the Fiscal Agent may reasonably require in connection with the delivery by such Transfer Agent of Securities in exchange for other Securities.

     Neither the Fiscal Agent nor any Transfer Agent shall be required to make registrations of transfer or exchange of Securities except as set forth in this
Agreement.

     Upon receipt by the Fiscal Agent of any written demand, request or notice with respect to any matter on which the holders of Securities are entitled to act under this Agreement, a record date shall be established for determining registered holders of Outstanding Securities entitled to join in such demand, request or notice, which record date shall be at the close of business on the day the Fiscal Agent receives such demand, request or notice. The holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such demand, request or notice, whether or not such holders remain holders after such record date; provided, however, unless the holders of the requisite principal amount of the Outstanding Securities shall have joined in such demand, request or notice prior to the day which is ninety
(90) days after such record date, such demand, request or notice shall automatically and without further action by any holder be cancelled and of no further effect. Nothing in this paragraph shall prevent a holder, or a proxy of a holder, from giving, (i) after expiration of such 90-day period, a new demand, request or notice identical to a demand, request or notice which has been cancelled pursuant to the proviso in the preceding sentence or (ii) during any such 90-day period, a new demand, request or notice contrary to or different from such demand, request or notice, in either of which events a new record date shall be established pursuant to the provisions of this paragraph.

                                       12

     The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to or approve any action or waive any term, provision or condition of any covenant of this Agreement. If a record date is fixed, the holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to or approve any such action or waive any such term, provision, condition or covenant, whether or not such holders remain holders after such record date;
provided, however, that unless such consent, waiver or approval is obtained from the requisite principal amount of holders of Outstanding Securities, or their duly designated proxies, prior to the date which is ninety (90) days after such record date, any such consent, waiver or approval previously given shall automatically and without further action by any holder be cancelled and of no further effect.

8. Delivery of Certain Information.

(a) Non-Reporting Issuer. Subject to Section 8(b), as long as the Issuer is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as
amended (the "Exchange Act"), at any time, upon the request of a registered holder of a Security, the Issuer, or the Fiscal Agent upon request by and at the expense of the Issuer, will promptly furnish or cause to be furnished "Rule 144A
Information" (as defined below) with respect to the Issuer to such holder or to a prospective purchaser of such Security designated by such holder in order to permit compliance by such holder with Rule 144A under the Act in connection with the resale of such Security by such holder. "Rule 144A Information" with respect to the Issuer shall be such information with respect to it as is specified pursuant to Rule 144A(d)(4)(i) under the Act (or any successor provision thereto) which, at the date of this Agreement, consists of (x) a very brief statement of the nature of the business, products and services of the Issuer, as the case may be, (which statement shall be as of a date within 12 months prior to the date of the intended resale) and (y) the most recent financial statements of the Issuer and its financial statements for the two fiscal years preceding the period covered in the most recent financial statements. Such financial statements of the Issuer shall include its balance sheet (as of a date less than
16 months before the date of the intended resale) and its profit and loss and retained earnings statements (for the twelve month period preceding the date of such balance sheet and, if the balance sheet is not as of a date less than six months before the date of the intended resale, the most recent profit and loss and retained earnings statements shall be for the period from the date of such balance sheet to a date less than six months before the date of the intended resale) and shall be audited to the extent reasonably available.

(b) Information After Two Years. Neither the Issuer nor the Fiscal Agent shall be required to furnish Rule 144A Information with respect to the Issuer as contemplated by Section 8(a) hereof, (x) to the holder or a prospective purchaser of a Security in connection with any request made on or after the date which is two years from the later of (i) the date such Security (or any predecessor Security) was acquired from the Issuer or (ii) the date such
Security (or any predecessor Security) was last acquired from an "affiliate" of the Issuer within the meaning of Rule 144 under the Act or (y) at any time to a prospective purchaser located outside the United States who is not a U.S. person within the meaning of Regulation S under the Act.

                                       13

(c) Periodic Reports. So long as any Securities are Outstanding, the Issuer, or the Fiscal Agent upon request by and at the expense of the Issuer, will furnish or cause to be furnished to holders of Securities and to the Fiscal Agent, (i)
at any time when the Issuer is subject to Section 13 or 15(d) of the Exchange
Act, copies of its annual and quarterly reports to stockholders and of each report or definitive proxy statement filed with the Commission under the
Exchange Act, such reports or statements to be so furnished within 15 days after the due date for filing with the Commission, and (ii) at any time when the
Issuer is not subject to Section 13 or 15(d) of the Exchange Act, (A) its annual financial statements prepared in accordance with generally accepted accounting principles applied consistently (except as otherwise noted therein) with those of the prior years (together with notes thereto and a report thereon by an independent accounting firm of established national reputation), such report to be so furnished as soon as reasonably available and in any event within 120 days after the end of the fiscal year covered thereby, (B) its unaudited comparative financial statements for each of the first three fiscal quarters and the corresponding quarter of the prior year prepared in accordance with generally accepted accounting principles applied consistently (except as otherwise noted
therein) with those of the most recent annual financial statements (which unaudited statements and related notes may be condensed to the extent permitted by Form 10-Q under the Exchange Act or any successor form), such statements to be so furnished as soon as reasonably available and in any event within 60 days after the end of the fiscal quarter covered thereby, (C) any other interim reports or financial statements prepared generally for its nonaffiliated investors or lenders, such reports or statements to be so furnished concurrently with their distribution to such investors or lenders, and (D) at each time of delivery of the financial statements in (A), an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Issuer is in default in the performance and observance of any of the terms, provisions and conditions of the Securities or this Agreement and, if the Issuer shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

9. Conditions of Fiscal Agent's Obligations. The Fiscal Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees and to all of which the rights of holders from time to time of Securities are subject:

(a) Compensation and Indemnity. The Fiscal Agent shall be entitled to reasonable compensation as agreed with the Issuer for all services rendered by it, and the
Issuer agrees promptly to pay such compensation and to reimburse the Fiscal
Agent for the reasonable out-of-pocket expenses (including reasonable counsel fees) incurred by it or its agents in connection with its services hereunder.
The Issuer also agrees to indemnify the Fiscal Agent for, and to hold it harmless against, any loss, liability or expense, including, without limitation, damages, fines, suits, actions, demands, penalties, costs, out-of-pocket or incidental expenses, legal fees and expenses, and the allocated costs and expenses of in-house counsel, incurred without negligence or willful misconduct, arising out of or in connection with its acting as Fiscal Agent or in any other capacity hereunder, as well as the reasonable costs and expenses of defending against any claim of liability in the premises. The obligations of the Issuer under this Section 9(a) shall survive payment of all the Securities or the resignation or removal of the Fiscal Agent.

(b) Agency. In acting under this Agreement and in connection with the
Securities, the Fiscal Agent is acting solely as agent of the Issuer and does not assume any responsibility for the correctness of the recitals in the
Securities (except for the correctness of the statement in its certificate of authentication on the Securities) or any obligation or relationship of agency or trust, for or with any of the owners or holders of the Securities, except that all funds held by the Fiscal Agent for the payment of principal of and any interest on the Securities shall be held in trust for such owners or holders, as the case may be, as set forth herein and in the Securities; provided, however, that monies held in respect of the Securities remaining unclaimed at the end of two years after the principal of or any interest on the Securities shall have become due and payable (whether at maturity or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer upon
Order. Upon such repayment, the aforesaid trust with respect to the Securities shall terminate and all liability of the Fiscal Agent and Paying Agents with respect to such funds shall thereupon cease. In the absence of an Order from the
Issuer to return unclaimed funds to the Issuer, the Fiscal Agent shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Fiscal Agent in its sole discretion, in accordance with the customary practices and procedures of the Fiscal Agent.

(c) Advice of Counsel. The Fiscal Agent and any Paying Agent or Transfer Agent
appointed by the Issuer pursuant to Section 2 hereof may consult with their respective counsel or other counsel satisfactory to them, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in good faith and without negligence and in accordance with such opinion.

(d) Reliance. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof each shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Security, notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith and without negligence, to be genuine and to have been passed or signed by the proper party or parties.

                                       14

(e) Interest in Securities, etc. The Fiscal Agent, any authenticating agent, and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Securities, with the same rights that they would have if they were not the Fiscal Agent, such authenticating agent, such other Paying Agent or Transfer Agent or such Person, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depository, trustee or agent for, any committee or body of holders of
Securities or other obligations of the Issuer, as freely as if they were not the
Fiscal Agent, such authenticating agent, such other Paying Agent or Transfer
Agent or such Person. The provisions of this Section 9(e) shall extend to affiliates of the Fiscal Agent, such authenticating agent, any Paying Agent or any Transfer Agent.

(f) Certifications. Whenever in the administration of this Agreement the Fiscal
Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of willful misconduct or negligence on its part, request and rely upon a certificate signed by any Authorized Officer of the Issuer and delivered to the Fiscal Agent.

(g) No Implied Obligations. The duties and obligations of the Fiscal Agent shall be determined solely by the express provisions of this Agreement, and the Fiscal
Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Fiscal
Agent. In no event shall the Fiscal Agent be liable for any lost profits, lost savings or other special, exemplary, consequential or incidental damages.

(h) No Liability. The Fiscal Agent shall not be liable for any interest on any funds held by the Fiscal Agent and shall never be required to use, advance or risk its own funds or otherwise incur financial liability in the performance of its duties hereunder. The Fiscal Agent shall not be liable for any actions taken or not taken hereunder, in the absence of negligence or willful misconduct.

(i) No Inquiry. The Fiscal Agent shall not be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements of the Securities or other documents on the part of the Issuer or as to the existence of any event of default thereunder.

(j) Agents. The Fiscal Agent may execute any of its trusts or powers or perform any duties under this Agreement either directly or by or through agents or attorneys, may in all cases pay such reasonable compensation as it deems proper to all such agents and attorneys reasonably employed or retained by it, and shall not be responsible for any misconduct or negligence of any agent or attorney appointed with due care by it.

(k) Directors, Officers. The protections from liability provided to the Fiscal
Agent hereunder, including the right to indemnification, shall extend to its directors, officers, employees and agents.

10. Resignation and Appointment of Successor.

(a) Fiscal Agent and Paying Agent. The Issuer agrees, for the benefit of the holders from time to time of the Securities, that there shall at all times be a
Fiscal Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, in good standing and having an established place of business or agency in the Borough of Manhattan, The City of New York, and
authorized under such laws to exercise corporate trust powers until all the
Securities authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) become due and payable and monies sufficient to pay the principal of and any interest on the Securities shall have been made available for payment and either paid or returned to the Issuer as provided herein and in such Securities.

                                       15

(b) Resignation. The Fiscal Agent may at any time resign by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall not be less than three (3) months from the date on which such notice is given, unless the Issuer agrees to accept shorter notice. The Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness of resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect only upon the appointment by the Issuer of a successor Fiscal Agent (which, to qualify as such, shall be a bank or trust company organized and doing business under the laws of the United States of America, any state thereof or the District of
Columbia, in good standing and having and acting through an established place of business or agency in the Borough of Manhattan, The City of New York, authorized under such laws to exercise corporate trust powers and having a combined capital and surplus in excess of U.S.$50,000,000) and the acceptance of such appointment by such successor Fiscal Agent. Upon its resignation or removal, the Fiscal
Agent shall be entitled to payment by the Issuer pursuant to Section 9 hereof of compensation for services rendered and to reimbursement of reasonable out-of-pocket expenses incurred hereunder.

(c) Successors. In case at any time the Fiscal Agent or any Paying Agent in respect of the Securities (if such Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they severally mature, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of the Federal Bankruptcy Act or under the provisions of any similar legislation, or if a receiver of it or its property shall be appointed, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose or rehabilitation, conservation or liquidation, a successor Fiscal Agent or Paying Agent, as the case may be, qualified as aforesaid, shall be appointed by the Issuer by an instrument in writing, filed with the successor Fiscal Agent or Paying Agent, as the case may be, and the predecessor Fiscal Agent or Paying Agent, as the case may be. Upon the appointment as aforesaid of a successor Fiscal Agent or Paying Agent, as the case may be, and acceptance by such successor of such appointment, the Fiscal
Agent or Paying Agent, as the case may be, so succeeded shall cease to be Fiscal
Agent or Paying Agent, as the case may be, hereunder. If no successor Fiscal
Agent or other Paying Agent, as the case may be, shall have been so appointed by the Issuer and shall have accepted appointment as hereinafter provided, and, in the case of such other Paying Agent, if such other Paying Agent is the only
Paying Agent located in a place where, by the terms of the Securities or this
Agreement, the Issuer is required to maintain a Paying Agent, then any holder of a Security who has been a bona fide holder of a Security for at least six (6)
months, on behalf of such holder and all others similarly situated, or the
Fiscal Agent may petition any court of competent jurisdiction for the appointment of a successor agent. The Issuer shall give prompt written notice to each other Paying Agent of the appointment of a successor Fiscal Agent.

(d) Acknowledgment. Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Issuer an instrument accepting such appointment hereunder, and thereupon such successor
Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as
Fiscal Agent hereunder, and such predecessor, upon payment of its compensation, and reimbursement of its disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder.

                                       16

(e) Merger, Consolidation, etc. Any corporation into which the Fiscal Agent hereunder may be merged, or any corporation resulting from any merger or consolidation to which the Fiscal Agent shall be a party, or any corporation to which the Fiscal Agent shall sell or otherwise transfer all or substantially all of the corporate trust business of the Fiscal Agent, provided that it shall be qualified as aforesaid, shall be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

11. Payment of Taxes. The Issuer will pay all stamp and other duties, if any, which may be imposed by the United States of America or any political subdivision thereof or taxing authority of or in the foregoing with respect to this Agreement or the issuance of the Securities.

12. Amendments.

(a) Approval. With the written consent of the registered holders of not less than a majority in aggregate principal amount of the Securities then Outstanding
(or of such other percentage as may be set forth in the text of the Securities with respect to the action being taken), the Issuer and the Fiscal Agent may modify, amend or supplement the terms of the Securities and this Agreement in any way, and the holders of Securities may make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities; provided, however, that no such action may, without the consent of the holder of each Security affected thereby, (A) change the due date for the payment of the principal of or any installment of interest on any
Security, (B) reduce the principal amount of any Security or the interest rate thereon (C) change the coin or currency in which or the place at which payment with respect to interest or principal in respect of Securities are payable as required by the proviso of the first sentence of the second paragraph of Section
2 hereof, or (D) reduce the proportion of the principal amount of Securities, the consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Securities or to make, take or give any request, demand, authorization, direction, notice, consent, waiver or other action provided hereby or thereby to be made, taken or given. The Issuer and the Fiscal Agent may, without the consent of any holder of Securities, amend this Agreement or the Securities for the purpose of (i) adding to the covenants of the Issuer for the benefit of the holders of Securities, (ii) surrendering any right or power conferred upon the Issuer, (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, (iv) evidencing the succession of another corporation to the Issuer and the assumption by any such successor of the covenants and obligations of the Issuer in the Securities or in this Agreement, or (v) correcting or supplementing any defective provision contained in the Securities or in this Agreement, and in any manner which the
Issuer and the Fiscal Agent may determine that shall not be inconsistent with the Securities and shall not adversely affect the interest of any holder of
Securities.

     It shall not be necessary for the consent of the holders of Securities to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such consent shall approve the substance thereof.

     In entering into any amendment hereof, the Fiscal Agent shall be entitled to receive, and may rely on, an opinion of counsel that such amendment is authorized or permitted by the terms of this Agreement.

(b) Binding Nature of Amendments, Notice, Notations, etc. Any instrument given by or on behalf of any holder of a Security in connection with any consent to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be irrevocable once given and will be conclusive and binding on all subsequent holders of such
Security or any Security issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action will be conclusive and binding on all holders of Securities, whether or not they have given such consent, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Securities. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Securities or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given to each holder of Securities affected thereby.

                                       17

     Securities authenticated and delivered after the effectiveness of any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent and the Issuer as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Securities modified to conform, in the opinion of the Fiscal Agent and the Issuer, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action may be prepared by the Issuer, authenticated by the Fiscal Agent (or any authenticating agent appointed pursuant to Section 3 hereof) and delivered in exchange for Outstanding Securities.

(c)      "Outstanding" Defined. For purposes of the provisions of this Agreement and the Securities, any Security authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be "Outstanding," except:

(i)      Securities theretofore canceled by the Fiscal Agent or delivered to the
         Fiscal Agent for cancellation or held by the Fiscal Agent for reissuance but not reissued by the Fiscal Agent;

(ii)     Securities which have become due and payable at maturity or otherwise and with respect to which monies sufficient to pay the principal thereof and any interest thereon shall have been made available to the
         Fiscal Agent;

(iii)    Securities which have been defeased pursuant to Section 15(b) hereof;
         or

(iv)     Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities have consented to any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Securities owned directly or indirectly by the Issuer or any affiliate of the Issuer shall be disregarded and deemed not to be Outstanding.

13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED IN
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA.

14. Notices. All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing and if sent to the Fiscal Agent shall be delivered, transmitted by facsimile, telexed or telegraphed to it at 560
Mission Street, 13th Floor, San Francisco, California 94105, Attention: James V.
Myers, facsimile no. (415) 315-7585 or if sent to the Issuer shall be delivered, transmitted by facsimile, telexed or telegraphed to it at 1111 South 103rd
Street, Omaha, Nebraska 68124, Attention: General Counsel, facsimile no. (402)
398-7426. The foregoing addresses for notices or communications may be changed by written notice given by the addressee to each party hereto, and the addressee's address shall be deemed changed for all purposes from and after the giving of such notice.

                  If the Fiscal Agent shall receive any notice or demand
addressed to the Issuer by the holder of a Security, the Fiscal Agent shall promptly forward such notice or demand to the Issuer.

15.      Defeasance (Legal and Covenant).

(a)      Issuer's Option to Effect Defeasance or Covenant Defeasance. The Issuer
         may at its option, by Order of the Issuer delivered to the Fiscal
         Agent, elect to have either Section 15(b) or Section 15(c) applied to the Outstanding Securities upon compliance with the conditions set forth below in this Section 15.

                                       18

(b)      Defeasance and Discharge. Upon exercise by the Issuer of the option provided in Section 15(a) applicable to this Section 15(b), the Issuer shall be deemed to have been discharged from its obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "Defeasance"). For this purpose, such Defeasance means that the Issuer shall be deemed to have paid and discharged the entire Indebtedness represented by the
         Outstanding Securities and to have satisfied all its other obligations under such Securities and this Agreement insofar as the Securities are concerned (and the Issuer and the Fiscal Agent shall execute proper instruments acknowledging the same), except for the following, which shall survive until otherwise terminated or discharged hereunder: (i)
         the rights of holders of the Securities to receive, solely from the trust fund described in Section 15(d) and as more fully set forth in such Section, payments in respect of the principal of and any interest on the Securities when such payments are due, (ii) the Issuer's obligations with respect to the Securities under Sections 1(d), 2,
         4(a), 6, 7, 8(a), 8(b) and 10 of this Agreement and paragraphs 3, 4(a),
         6, 10 (insofar as it relates to Sections 8(a) and 8(b) of this
         Agreement), 11 and 12 of the Securities and (iii) this Section 15.
         Subject to compliance with this Section 15, the Issuer may exercise its option under this Section 15(b) notwithstanding the prior exercise of its option under Section 15(c).

(c)      Covenant Defeasance. Upon the Issuer's exercise of the option provided in Section 15(a) applicable to this Section 15(c), the Issuer shall be released from its obligations under paragraphs 7(iii), 8, and 9(a)(iii)
         of the Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"). For this purpose, such Covenant Defeasance means that the Issuer may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section, whether directly or indirectly by reason of any reference elsewhere herein to any such
         Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of the
         Issuer's obligations shall be unaffected thereby.

(d)      Conditions to Defeasance and Covenant Defeasance. The following shall be the conditions to application of either Section 15(b) or Section
         15(c) to the then Outstanding Securities:

     (i) The Issuer shall irrevocably have deposited or caused to be deposited with a trustee, who may be the Fiscal Agent and who shall agree to comply with the provisions of this Section 15 applicable to it (the "Defeasance Trustee"), as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities, (A) money in an amount, or (B) U.S. Government
Obligations and/or Eligible Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Defeasance Trustee, to pay and discharge, and which shall be applied by the Defeasance Trustee to pay and discharge, the principal of and each installment of interest on the Securities not later than one day before the stated maturity of such principal or installment of interest in accordance with the terms of this Agreement and of the Securities. For this purpose: "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit are pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of
America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government
Obligation held by such custodian for the account of the holder of such depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;
and "Eligible Obligations" means interest bearing obligations as a result of the deposit of which the Securities are rated in the highest generic long-term debt rating category assigned to legally defeased debt by one or more nationally recognized rating agencies.

                                       19

     (ii) In the case of an election under Section 15(b), the Issuer shall have delivered to the Defeasance Trustee an opinion of counsel stating that (x) the
Issuer has received from, or there has been published by, the U.S. Internal
Revenue Service a ruling, or (y) since the date of this Agreement there has been a change in the applicable U.S. Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the holders of the Outstanding Securities will not recognize gain or loss for U.S. Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to U.S. Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

     (iii) In the case of an election under Section 15(c), the Issuer shall have delivered to the Defeasance Trustee an opinion of counsel to the effect that the holders of the Outstanding Securities will not recognize gain or loss for
Federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to Federal income tax on the same amount, in the same manner and at the same times as would have been the case if such deposit and Covenant
Defeasance had not occurred.

     (iv) No event of default under paragraph 7 of the Securities or event which with notice or lapse of time or both would become such an event of default shall have occurred and be continuing on the date of such deposit or, insofar as paragraphs 7(iv) and (v) of the Securities are concerned, at any time during the period ending on the 121st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

     (v) Such Defeasance or Covenant Defeasance shall not result in a breach or violation of or constitute a default under, any other agreement or instrument to which the Issuer is a party or by which it is bound.

     (vi) The Issuer shall have delivered to the Fiscal Agent and the Defeasance
Trustee an Officers' Certificate and an opinion of counsel, each stating that all conditions precedent provided for relating to either the Defeasance under
Section 15(b) or the Covenant Defeasance under Section 15(c) (as the case may
be) have been complied with.

     (vii) Such Defeasance or Covenant  Defeasance shall not result in the trust arising from such deposit  constituting an investment  company as defined in the
Investment  Company Act of 1940,  as amended,  or such trust shall be  qualified under such act or exempt from regulation thereunder.

(e)      Deposit in Trust; Miscellaneous. All money, U.S. Government Obligations and Eligible Obligations (including the proceeds thereof) deposited with the Defeasance Trustee pursuant to Section 15(d) in respect of the
         Securities shall be held in trust and applied by the Defeasance
         Trustee, in accordance with the provisions of the Securities and this
         Agreement, to the payment, either directly or through any Paying Agent as the Defeasance Trustee may determine, to the holders of the
         Securities, of all sums due and to become due thereon in respect of principal and any interest, but such money need not be segregated from other funds except to the extent required by law. Any money deposited with the Defeasance Trustee for the payment of the principal of or any interest on any Security and remaining unclaimed for two years after such principal or interest has become due and payable shall be paid to the Issuer upon Order; and the holder of such Security shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof and all liability of the Defeasance Trustee with respect to such trust money shall thereupon cease. In the absence of an
         Order from the Issuer to return unclaimed funds to the Issuer, the
         Defeasance Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Defeasance Trustee in its sole discretion, in accordance with the customary practices and procedures of the Defeasance Trustee.

                                       20

     The Issuer shall pay and indemnify the Defeasance Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government
Obligations or Eligible Obligations deposited pursuant to Section 15(d) or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the holders of the
Outstanding Securities.

     Anything in this Section 15 to the contrary notwithstanding, the Defeasance
Trustee shall deliver or pay to the Issuer from time to time upon the request of the Issuer any money, U.S. Government Obligations or Eligible Obligations held by it as provided in Section 15(d) which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Defeasance Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

(f) Reinstatement. If the Defeasance Trustee is unable to apply any money in accordance with Section 15(b) or 15(c) by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Issuer's obligations under this Agreement and the
Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Section 15 until such time as the Defeasance Trustee is permitted to apply all such money in accordance with Section 15(b) or 15(c);
provided, however, that if the Issuer makes any payment of principal of or interest on any Security following the reinstatement of its obligations, the
Issuer shall be subrogated to the rights of the holders of such Securities to receive such payment from the money held by the Defeasance Trustee.

16. Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

17. Counterparts. This Agreement may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

18. Successors and Assigns. All covenants and agreements in this Agreement by the Issuer shall bind its respective successors and assigns, whether so expressed or not.

19. Separability Clause. In case any provision in this Agreement or in the
Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                            (SIGNATURE PAGE FOLLOWS)

                                       21

                  IN WITNESS  WHEREOF,  the parties  hereto have executed this
Agreement as of the date first above written.

                                        NORTHERN NATURAL GAS COMPANY

                                        By:
                                           ------------------------------------
                                        Name:
                                        Title:

                                        J.P. MORGAN TRUST COMPANY,
                                        NATIONAL ASSOCIATION, as
                                        Fiscal Agent

                                        By:
                                           ------------------------------------
                                           Authorized Signatory

                                       22

                                    EXHIBIT A

                                FORM OF SECURITY

                                                                   [Form of Face
                                                                    of Security]

[If this Security is a Global Security, insert--THIS SECURITY IS A GLOBAL
SECURITY WITHIN THE MEANING OF THE FISCAL AGENCY AGREEMENT HEREINAFTER REFERRED
TO AND IS REGISTERED IN THE NAME OF THE U.S. DEPOSITORY OR A NOMINEE OF THE U.S.
DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME
OF A PERSON OTHER THAN THE U.S. DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED
CIRCUMSTANCES DESCRIBED IN THE FISCAL AGENCY AGREEMENT, AND NO TRANSFER OF THIS
SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE U.S.
DEPOSITORY TO A NOMINEE OF THE U.S. DEPOSITORY OR BY A NOMINEE OF THE U.S.
DEPOSITORY TO THE U.S. DEPOSITORY OR ANOTHER NOMINEE OF THE U.S. DEPOSITORY OR
BY THE U.S. DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR U.S. DEPOSITORY OR A
NOMINEE OF SUCH SUCCESSOR U.S. DEPOSITORY) MAY BE REGISTERED EXCEPT IN LIMITED
CIRCUMSTANCES.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
U.S. DEPOSITORY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,
EXCHANGE OR PAYMENT, AND ANY CERTIFICATE IS ISSUED IN THE NAME OR NAMES AS
DIRECTED IN WRITING BY THE U.S. DEPOSITORY, ANY TRANSFER, PLEDGE, OR OTHER USE
HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE
REGISTERED HOLDER HEREOF, THE U.S. DEPOSITORY, HAS AN INTEREST HEREIN.]

[If this Security is a Regulation S Temporary Global Security, insert--THE
RIGHTS ATTACHING TO THIS REGULATION S TEMPORARY GLOBAL SECURITY, AND THE
CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE FOR DEFINITIVE SECURITIES, ARE
AS SPECIFIED IN THE FISCAL AGENCY AGREEMENT (AS DEFINED HEREIN). NEITHER THE
HOLDER NOR THE BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL SECURITY
SHALL BE ENTITLED TO RECEIVE PAYMENT OF INTEREST HEREON.]

THIS SECURITY (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE OR
OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION
HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR
OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH
TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. BY ITS
ACQUISITION OF THIS SECURITY OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

         1.   REPRESENTS THAT (A) IT IS A QUALIFIED INSTITUTIONAL BUYER, AS
              DEFINED IN RULE 144A UNDER THE ACT, (B) IT IS AN "ACCREDITED
              INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7)
              UNDER THE ACT, OTHER THAN A QUALIFIED INSTITUTIONAL BUYER, OR (C)
              IT HAS ACQUIRED THIS SECURITY IN AN OFFSHORE TRANSACTION IN
              COMPLIANCE WITH REGULATION S UNDER THE ACT;

         2.   AGREES THAT IT WILL OFFER, SELL OR OTHERWISE  TRANSFER THIS
              SECURITY,  PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF
              THE  ORIGINAL  ISSUE DATE  HEREOF AND THE LAST DATE ON WHICH THE
              ISSUER,  OR ANY OF ITS AFFILIATES WAS THE HOLDER OF THIS SECURITY
              (OR ANY  PREDECESSOR  OF SUCH  SECURITY),  ONLY (A) TO THE ISSUER
              OR ANY OF ITS  SUBSIDIARIES,  (B)  PURSUANT TO A  REGISTRATION
              STATEMENT  THAT HAS BEEN  DECLARED  EFFECTIVE  UNDER THE ACT, (C)
              FOR SO LONG AS THE  SECURITIES  ARE ELIGIBLE FOR RESALE PURSUANT
              TO RULE 144A,  TO A PERSON IT REASONABLY  BELIEVES IS A QUALIFIED
              INSTITUTIONAL  BUYER,  AS DEFINED  IN RULE  144A,  THAT  PURCHASES
              FOR ITS OWN  ACCOUNT  OR FOR  THE  ACCOUNT  OF A  QUALIFIED
              INSTITUTIONAL  BUYER TO WHOM  NOTICE IS GIVEN THAT THE  TRANSFER
              IS BEING MADE IN  RELIANCE  ON RULE 144A,  (D) IN A  TRANSACTION
              MEETING THE  REQUIREMENTS  OF RULE 144 UNDER THE ACT, (E) PURSUANT
              TO OFFERS AND SALES THAT OCCUR  OUTSIDE THE UNITED  STATES  WITHIN
              THE MEANING OF REGULATION S UNDER THE ACT, OR (F) PURSUANT TO ANY
              OTHER AVAILABLE  EXEMPTION FROM THE REGISTRATION  REQUIREMENTS OF
              THE ACT AND, IN EACH OF THE CASES ABOVE,  IN ACCORDANCE  WITH THE
              APPLICABLE  SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR
              ANY OTHER APPLICABLE JURISDICTION;

         3.   AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY
              OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE
              EFFECT OF THIS LEGEND; AND

         4.   AGREES THAT, BEFORE THE HOLDER OFFERS, SELLS OR OTHERWISE
              TRANSFERS THIS SECURITY, THE ISSUER MAY REQUIRE THE HOLDER OF THIS
              SECURITY TO DELIVER A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS
              AND/OR OTHER INFORMATION THAT IT REASONABLY REQUIRES TO CONFIRM
              THAT SUCH PROPOSED TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION
              FROM THE REGISTRATION REQUIREMENTS OF THE ACT.

AS  USED IN  THIS SECURITY, THE TERMS "OFFSHORE TRANSACTION," "U.S. PERSON" AND
"UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM WITHIN REGULATION S.

THE FOREGOING LEGENDS MAY BE REMOVED FROM THE SECURITIES ON THE CONDITIONS
SPECIFIED IN THE FISCAL AGENCY AGREEMENT.

                          NORTHERN NATURAL GAS COMPANY
                          5.375% Senior Notes due 2012

                                                              $[--------------]

                                                     CUSIP No. [______________]
No. ___                                             [ISIN No. [______________]]

     NORTHERN NATURAL GAS COMPANY, a corporation duly organized under the laws of the State of Delaware (herein called the "Issuer"), for value received, hereby promises to pay to [name of registered holder or its registered assigns]
[if this Security is a Global Security, insert-] the Initial Principal Amount specified on Schedule A hereto (such Initial Principal Amount, as it may from time to time be adjusted by endorsement on Schedule A hereto, is hereinafter referred to as the "Principal Amount")] [if this Security is not a Global
Security, insert- the principal sum of ___ Dollars (the "Principal Amount")] on
October 31, 2012 and to pay interest thereon from October 15, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on April 30 and October 31 in each year, commencing April 30, 2003 (each an "Interest Payment Date"), at the rate of
5.375% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the rate per annum equal to the above rate plus 1% per annum on any overdue principal and on any overdue installment of interest. Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Fiscal Agency Agreement hereinafter referred to, be paid to the person (the "registered holder") in whose name this Security (or one or more predecessor Securities) is registered at the close of business on April 15 or October 16 (whether or not a Business
Day), as the case may be (each a "Regular Record Date"), next preceding such
Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered holder on such Regular
Record Date and shall be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of Securities not less than
10 days prior to such special record date.

     [If this Security is a Regulation S Temporary Global Security, insert--Until this Regulation S Temporary Global Security is exchanged for one or more Regulation S Permanent Global Securities, the holder hereof shall not be entitled to receive payments of interest hereon; until so exchanged in full, this Regulation S Temporary Global Security shall in all other respects be entitled to the same benefits as other Securities under the Fiscal Agency
Agreement.]

     Principal of this Security shall be payable against surrender hereof at the corporate trust office or office of an agent of the Fiscal Agent hereinafter referred to or at such other offices or agencies as the Issuer may designate and at the offices of such other Paying Agents as the Issuer shall have appointed pursuant to the Fiscal Agency Agreement. Payments of principal shall be made against surrender of this Security, and payments of interest on this Security shall be made, in accordance with the foregoing and subject to applicable laws and regulations, by check mailed on or before the due date for such payment to the person entitled thereto at such person's address appearing on the aforementioned register or, in the case of payments of principal to such other address as the registered holder may specify upon such surrender; provided, however, that any payments shall be made, in the case of a registered holder of at least $1,000,000 aggregate principal amount of Securities, by transfer to an account maintained by the payee with a bank if such registered holder so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date of the payments to be obtained, of such election and of the account to which payments are to be made. The Issuer covenants that until this Security has been delivered to the Fiscal Agent for cancellation, or monies sufficient to pay the principal of and interest on this Security have been made available for payment and either paid or returned to the Issuer as provided herein, it will at all times maintain an established place of business or agency in the Borough of Manhattan, The City of New York for the payment of the principal of and interest on the Securities as herein provided.

     Reference is hereby made to the further provisions of this Security set forth on the following pages hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the
Fiscal Agent by manual signature, this Security shall not be valid or obligatory for any purpose.

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed and its corporate seal to be affixed hereto.

Date:____________                           NORTHERN NATURAL GAS COMPANY

                                            By:
                                               --------------------------------
                                            Name:
                                            Title:
Attest:

By:
   ------------------------------
   Name:
   Title:

                  FISCAL AGENT'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities referred to in the
within-mentioned Fiscal Agency Agreement.

                                            J.P. MORGAN TRUST COMPANY, NATIONAL
                                            ASSOCIATION, as Fiscal Agent

                                            By:
                                               --------------------------------

Date of Authentication:_________________

                                                               [Form of reverse
                                                                  of Security]

     1. This Security is one of a duly authorized issue of securities of the
Issuer designated as its 5.375% Senior Notes due 2012 (herein called the
"Securities"), limited in aggregate principal amount to $300,000,000, issued and to be issued in accordance with a Fiscal Agency Agreement, dated as of October
15, 2002 (herein called the "Fiscal Agency Agreement"), between the Issuer and
J.P. Morgan Trust Company, National Association, as Fiscal Agent (herein called the "Fiscal Agent," which term includes any successor fiscal agent under the
Fiscal Agency Agreement), copies of which Fiscal Agency Agreement are on file and available for inspection at the corporate trust office of the Fiscal Agent which at the date hereof is at 560 Mission Street, 13th Floor, San Francisco,
California 94105.

     The Securities are unsecured direct, unconditional and general obligations of the Issuer and will rank equally with all other unsecured and unsubordinated indebtedness of the Issuer.

     2. [If this Security is a Global Security, insert--This Security is issuable only in fully registered form, without coupons, in minimum denominations of U.S. $100,000 and integral multiples of $1,000 in excess of
$100,000.] [If this Security is a Restricted Definitive Security, insert--This
Security is issuable only in fully registered form, without coupons, in minimum denominations of U.S. $250,000 and integral multiples of $1,000 in excess of
$250,000.]

     3. The Issuer shall maintain in the Borough of Manhattan, The City of New
York, an established place of business or agency where Securities may be surrendered for registration of transfer or exchange. The Issuer has initially appointed the Fiscal Agent acting through its corporate trust office in San
Francisco, California, and at its agent's office in the Borough of Manhattan,
The City of New York, as its agent for such purpose and the Issuer has agreed to cause to be kept at such offices a register in which, subject to such reasonable regulations as it may prescribe, the Issuer will provide for the registration of
Securities and of transfers of Securities. The Issuer reserves the right to vary or terminate the appointment of the Fiscal Agent as security registrar or of any
Transfer Agent or to appoint additional or other registrars or Transfer Agents or to approve any change in the office through which any security registrar or any Transfer Agent acts, provided that there will at all times be a security registrar or agent thereof in the Borough of Manhattan, The City of New York.
Registered holders of the Securities will receive notice of any such change.

     The transfer of a Security is registrable on the aforementioned register upon surrender of such Security at the corporate trust office of the Fiscal
Agent or the office of the agent of the Fiscal Agent or any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Fiscal Agent duly executed by, the registered holder thereof or such holder's attorney duly authorized in writing. Upon such surrender of this Security for registration of transfer, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities, dated the date of authentication thereof of any authorized denominations and of a like aggregate principal amount.

     At the option of the registered holder upon request confirmed in writing,
Securities may be exchanged for Securities of any authorized denominations and of a like tenor, form and aggregate principal amount upon surrender of the
Securities to be exchanged at the office of any Transfer Agent or at the corporate trust office of the Fiscal Agent or agent thereof. Whenever any
Securities are so surrendered for exchange, the Issuer shall execute, and the
Fiscal Agent shall authenticate and deliver, the Securities which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange will be effected upon the Transfer Agent or the Fiscal Agent, as the case may be, being satisfied with the documents of title and identity of the person making the request and subject to such reasonable regulations as the
Issuer may from time to time agree with the Transfer Agent and the Fiscal Agent.

     All Securities issued upon any registration of transfer or exchange of
Securities shall be the valid obligations of the Issuer evidencing the same debt, and entitled to the same benefits, as the Securities surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the
Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the
Issuer, the Fiscal Agent nor any such agent shall be affected by notice to the contrary.

     [If this Security is a Regulation S Temporary Global Security, insert--This
Regulation S Temporary Global Security is exchangeable in whole or in part for one or more Global Securities only (i) on or after the termination of the 40-day distribution compliance period (as defined in Regulation S) and (ii) upon presentation of certificates required by Section 5(d) of the Fiscal Agency
Agreement. Upon exchange of this Regulation S Temporary Global Security for one or more Global Securities, the Fiscal Agent shall cancel this Regulation S
Temporary Global Security.]

     4. (a) The Issuer shall pay to the Fiscal Agent at its principal office in
San Francisco, California, on or prior to each Interest Payment Date and the maturity date of the Securities, in such amounts sufficient (with any amounts then held by the Fiscal Agent and available for the purpose) to pay the interest on and the principal of the Securities due and payable on such Interest Payment
Date or maturity date, as the case may be, in funds available on such date. The
Fiscal Agent shall apply the amounts so paid to it to the payment of such interest and principal in accordance with the terms of the Securities. Any monies paid by the Issuer to the Fiscal Agent for the payment of the principal of or interest on any Securities and remaining unclaimed at the end of two years after such principal or interest shall have become due and payable (whether at maturity or otherwise) shall then be repaid to the Issuer upon its written request, and upon such repayment all liability of the Fiscal Agent with respect thereto shall cease, without, however, limiting in any way any obligation the
Issuer may have to pay the principal of and interest on this Security as the same shall become due.

     (b) In any case where the due date for the payment of the principal of or interest on any Security shall be at any place of payment on a day on which banking institutions are authorized or obligated by law to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions are authorized or obligated by law to close, with the same force and effect as if made on the date for such payment, and no interest shall accrue for the period after such date.

     5. The Securities are subject to redemption upon not less than 30 or more than 60 days' notice to the registered holders of such Securities, at any time, as a whole or in part, at the election of the Issuer, at a redemption price equal to the greater of: (i) 100% of the Principal Amount of the Securities
being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities being redeemed discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury
Yield plus 37.5 basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities to the Redemption Date.

     Notice of redemption pursuant to this Paragraph 5 shall be given not less than 30 days nor more than 60 days prior to the Redemption Date.

     If fewer than all the Securities are to be redeemed, selection of
Securities for redemption will be made by the Fiscal Agent in any manner the
Fiscal Agent deems fair and appropriate.

     Unless the Issuer defaults in payment of the redemption price, from and after the Redemption Date, the Securities or portions thereof called for redemption will cease to bear interest, and the holders thereof will have no right in respect of such Securities except the right to receive the redemption price thereof.

     [If this Security is a Global Security, insert--In the event of redemption of this Security in part only, the Fiscal Agent will reduce the Principal Amount hereof by endorsement on Schedule A hereto such that the Principal Amount shown on Schedule A after such endorsement will reflect only the unredeemed portion hereof.]

     For purposes of the Securities,

     "Business Day" means any day other than a Saturday, Sunday or a day on which banking institutions in The City of New York or the City of San Francisco
or at a place of payment are authorized by law, regulation or executive order to remain closed.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i)
the average of the bid and asked prices for the Comparable Treasury Issue
(expressed in each case as a percentage of its principal amount) on the third
Business Day in New York City preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the
Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation for such Redemption Date.

     "Independent Investment Banker" means an investment banking institution of international standing appointed by the Issuer.

     "Redemption Date" means any date on which the Issuer redeems all or any portion of the Securities in accordance with the terms hereof.

     "Reference Treasury Dealer" means a primary U.S. government securities dealer in New York City appointed by the Issuer.

     "Reference Treasury Dealer Quotation" means, with respect to the Reference
Treasury Dealer and any Redemption Date, the average, as determined by the
Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Issuer by such Reference Treasury Dealer at 5:00 p.m. on the third Business
Day in New York City preceding such Redemption Date).

     "Treasury Yield" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable
Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

                  6. The Issuer shall pay all stamp and other duties, if any, which may be imposed by the United States or any political subdivision thereof or taxing authority of or in the foregoing with respect to the
         Fiscal Agency Agreement or the issuance of this Security. Except as otherwise provided in this Security, the Issuer shall not be required to make any payment with respect to any tax, assessment or other governmental charge imposed by any government or any political subdivision or taxing authority thereof or therein.

                  7. In the event of:

                  (i) default in the payment of any interest on any Security for a period of 30 days after the date when due; or

                  (ii) default in the payment of the principal of any Security when due (whether at maturity or otherwise); or

                  (iii) default in the performance or breach of any other
         covenant or agreement of the Issuer contained in the Securities or in the Fiscal Agency Agreement for a period of 60 days after the date on which written notice of such default requiring the Issuer to remedy the same and stating that such notice is a "Notice of Default" shall first have been given to the Issuer and the Fiscal Agent by the holders of at least 25% in principal amount of the Securities at the time Outstanding
         (as defined in the Fiscal Agency Agreement); or

                  (iv) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Issuer bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of the property of the Issuer, or ordering the winding up or liquidation of the affairs of the Issuer, and any such decree or order for relief or any such other decree or order shall continue unstayed and in effect for a period of
         60 consecutive days; or

                  (v) commencement by the Issuer of a voluntary case or
         proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Issuer to the entry of a decree or order for relief in respect of the Issuer in an involuntary case or proceeding under any applicable
         Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Issuer, or the filing by the Issuer of a petition or answer or consent seeking reorganization or relief under any such applicable Federal or State law, or the consent by the Issuer to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or of any substantial part of its property, or the making by the Issuer of an assignment for the benefit of creditors, or the taking of action by the
         Issuer in furtherance of any such action;

the registered holders of this Security may, at such holder's option, declare the principal of this Security and the interest accrued hereon to be due and payable immediately by written notice to the Issuer and the Fiscal Agent at its corporate trust office, and unless all such defaults shall have been cured by the Issuer prior to receipt of such written notice, the principal of the
Security and the interest accrued thereon shall become and be immediately due and payable. For purposes of the Securities, "Subsidiary" of the Issuer means a corporation all of the outstanding voting stock of which is owned, directly or indirectly, by the Issuer and/or one or more Subsidiaries of the Issuer. For the purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                  8. So long as any of the Securities are Outstanding, the
         Issuer will not pledge, mortgage or hypothecate, or permit to exist, and will not cause, suffer or permit any Subsidiary of it to pledge, mortgage or hypothecate, or permit to exist, except in favor of the
         Issuer or any Subsidiary of it, any mortgage, pledge or other lien upon, any Principal Property (as hereinafter defined) at any time owned by it, to secure any Indebtedness (as hereinafter defined) of it, without making effective provision whereby the Outstanding Securities shall be equally and ratably secured with any and all such Indebtedness of the Issuer and with any other Indebtedness of it similarly entitled to be equally and ratably secured; provided, however, that this restriction shall not apply to or prevent the creation or existence of:

                  (i) undetermined or inchoate liens and charges incidental to construction, maintenance, development or operation;

                  (ii) any liens of taxes and assessments for the then current year;

                  (iii) any liens of taxes and assessments not at the time
         delinquent;

                  (iv) any liens of specified taxes and assessments which are delinquent but the validity of which is being contested in good faith at the time by the Issuer or any Subsidiary of it;

                  (v) any liens reserved in leases for rent and for compliance with the terms of the lease in the case of leasehold estates;

                  (vi) any obligations or duties, affecting the property of the
         Issuer or any Subsidiary of it, to any municipality or public authority with respect to any franchise, grant, license, permit or similar arrangement;

                  (vii) the liens of any judgments or attachments in an
         aggregate amount not in excess of $10,000,000, or the lien of any judgment or attachment the execution or enforcement of which has been stayed or which has been appealed and secured, if necessary, by the filing of an appeal bond;

                  (viii) any mortgage, pledge, lien or encumbrance on any
         property held or used by the Issuer or any Subsidiary of it in connection with the exploration for, development of or production of oil, gas, natural gas (including liquefied gas and storage gas), other hydrocarbons, helium, coal, metals, minerals, steam, timber, geothermal or other natural resources or synthetic fuels, such properties to include, but not be limited to, the interest of the Issuer or such
         Subsidiary in any mineral fee interests, oil, gas or other mineral leases, royalty, overriding royalty or net profits interests, production payments and other similar interests, wellhead production equipment, tanks, field gathering lines, leasehold or field separation and processing facilities, compression facilities and other similar personal property and fixtures;

                  (ix) any mortgage, pledge, lien or encumbrance on oil, gas, natural gas (including liquefied gas and storage gas), and other hydrocarbons, helium, coal, metals, minerals, steam, timber, geothermal or other natural resources or synthetic fuels produced or recovered from any property, an interest in which is owned or leased by the
         Issuer or any Subsidiary of it;

                  (x) mortgages, pledges, liens or encumbrances upon any
         property heretofore or hereafter acquired, created at the time of acquisition or within 365 days thereafter to secure all or a portion of the purchase price thereof, or existing thereon at the date of acquisition, whether or not assumed by the Issuer or any Subsidiary of it, provided that every such mortgage, pledge, lien or encumbrance shall apply only to the property so acquired and fixed improvements thereon;

                  (xi) any extension, renewal or refunding, in whole or in part, of any mortgage, pledge, lien or encumbrance permitted by Section (x)
         above, if limited to the same property or any portion thereof subject to, and securing not more than the amount secured by, the mortgage, pledge, lien or encumbrance extended, renewed or refunded;

                  (xii) mortgages, pledges, liens or encumbrances upon any
         property heretofore or hereafter acquired by any corporation that is or becomes such a Subsidiary of the Issuer after the date of the Fiscal
         Agency Agreement ("Acquired Entity"), provided that every such mortgage, pledge, lien or encumbrance (1) shall either (a) exist prior to the time the Acquired Entity becomes such a Subsidiary or (b) be created at the time the Acquired Entity becomes such a Subsidiary or within 365 days thereafter to secure all or a portion of the acquisition price thereof and (2) shall only apply to those properties owned by the Acquired Entity at the time it becomes such a Subsidiary or thereafter acquired by it from sources other than the Issuer or any other Subsidiary of it;

                  (xiii) the pledge of current assets, in the ordinary course of business, to secure current liabilities;

                  (xiv) mechanics' or materialmen's liens, any liens or charges arising by reason of pledges or deposits to secure payment of workmen's compensation or other insurance, good faith deposits in connection with tenders, leases of real estate, bids or contracts (other than contracts for the payment of money), deposits to secure duties or public or statutory obligations, deposits to secure, or in lieu of, surety, stay or appeal bonds, and deposits as security for the payment of taxes or assessments or similar charges;

                  (xv) any lien arising by reason of deposits with, or the
         giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation for any purpose at any time in connection with the financing of the acquisition or construction of property to be used in the business of the Issuer or any Subsidiary of it or as required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Issuer or any such
         Subsidiary to maintain self-insurance or to participate in any funds established to cover any insurance risks or in connection with workmen's compensation, unemployment insurance, old age pensions or other social security, or to share in the privileges or benefits required for companies participating in such arrangements;

                  (xvi) any lien to secure Indebtedness of the Issuer other than
         Funded Debt (as hereinafter defined);

                  (xvii) any mortgage, pledge, lien or encumbrance of or upon any office equipment, data processing equipment (including, without limitation, computer and computer peripheral equipment), or transportation equipment (including without limitation, motor vehicles, tractors, trailers, marine vessels, barges, towboats, rolling stock and aircraft);

                  (xviii) any mortgage, pledge, lien or encumbrance created or assumed by the Issuer or any Subsidiary of it in connection with the issuance of debt securities the interest on which is excludable from gross income of the holder of such security pursuant to the Internal
         Revenue Code of 1986, as amended, for the purpose of financing, in whole or in part, the acquisition or construction of property to be used by the Issuer or any such Subsidiary; or

                  (xix) the pledge or assignment of accounts receivable, or the pledge or assignment of conditional sales contracts or chattel mortgages and evidences of indebtedness secured thereby, received in connection with the sale by the Issuer or any Subsidiary of it of goods or merchandise to customers of the Issuer or any Subsidiary.

     In case the Issuer or any Subsidiary of it shall propose to pledge, mortgage or hypothecate any Principal Property at any time owned by it to secure any of its Indebtedness, other than as permitted by subdivisions (i) to (xix), inclusive, of this Paragraph 8, the Issuer will prior thereto give written notice thereof to the Fiscal Agent, and the Issuer will, or will cause such
Subsidiary to, prior to or simultaneously with such pledge, mortgage or hypothecation, effectively secure all the Securities equally and ratably with such Indebtedness.

     Notwithstanding the foregoing provisions of this Paragraph 8, the Issuer or any Subsidiary of it may issue, assume or guarantee indebtedness secured by a mortgage which would otherwise be subject to the foregoing restrictions in an aggregate amount which, together with all other Indebtedness of the Issuer or a
Subsidiary of it secured by a mortgage which (if originally issued, assumed or guaranteed at such time) would otherwise be subject to the foregoing restrictions (not including Indebtedness permitted to be secured under clauses
(i) through (xix) above), does not at the time exceed 10% of the Consolidated
Net Tangible Assets of the Issuer as shown on its audited consolidated financial statements as of the end of the fiscal year preceding the date of determination.

     For purposes of the Securities,

     "Consolidated Net Tangible Assets" of any corporation means total assets less (a) total current liabilities (excluding Indebtedness due within 365 days)
and (b) goodwill, patents and trademarks, all as reflected in such corporation's audited consolidated balance sheet preceding the date of a determination under the immediately preceding paragraph of this Paragraph 8.

     "Funded Debt" as applied to any corporation means all Indebtedness incurred, created, assumed or guaranteed by such corporation, or upon which it customarily pays interest charges; provided, however, that the term "Funded
Debt" shall not include (i) Indebtedness incurred in the ordinary course of business representing borrowings, regardless of when payable, of such corporation from time to time against, but not in excess of the face amount of, its installment accounts receivable for the sale of appliances and equipment sold in the regular course of business or (ii) advances for construction and security deposits received by such corporation in the ordinary course of business.

     "Indebtedness" as applied to any corporation, means bonds, debentures, notes and other instruments representing obligations created or assumed by any such corporation for the repayment of money borrowed (other than unamortized debt discount or premium). All Indebtedness secured by a lien upon property owned by any corporation and upon which Indebtedness any such corporation customarily pays interest, although any such corporation has not assumed or become liable for the payment of such Indebtedness, shall for all purposes of the Securities be deemed to be Indebtedness of any such corporation. All
Indebtedness for money borrowed or incurred by other persons which is directly guaranteed as to payment of principal by any corporation shall for all purposes of the Securities be deemed to be Indebtedness of such corporation, but no other contingent obligation of such corporation in respect of Indebtedness incurred by other persons shall for any purpose be deemed Indebtedness of such corporation.
Indebtedness of any corporation shall not include: (i) amounts which are payable only out of all or a portion of the oil, gas, natural gas, helium, coal, metal, mineral, steam, timber, hydrocarbons, or geothermal or other natural resources produced, derived or extracted from properties owned or developed by such corporation; (ii) any amount representing capitalized lease obligations; (iii)
any indebtedness incurred to finance oil, gas, natural gas, helium, coal, metals, minerals, steam, timber, hydrocarbons or geothermal or other natural resources or synthetic fuel exploration or development, payable with respect to principal and interest, solely out of proceeds of oil, gas, natural gas, helium, coal, metals, minerals, steam, timber, hydrocarbons or geothermal or other natural resources or synthetic fuel to be produced, sold and/or delivered by any such corporation; (iv) indirect guarantees or other contingent obligations in connection with the Indebtedness of others, including agreements, contingent or otherwise, with such other persons or with third persons with respect to, or to permit or ensure the payment of, obligations of such other persons, including, without limitation, agreements to purchase or repurchase obligations of such other persons, agreements to advance or supply funds to or to invest in such other persons, or agreements to pay for property, products or services of such other persons (whether or not conferred, delivered or rendered), and any demand charge, throughput, take-or-pay, keep-well, make-whole, cash deficiency, maintenance of working capital or earnings or similar agreements; and (v) any guarantees with respect to lease or other similar periodic payments to be made by other persons.

     "Principal Property" of the Issuer means any oil or gas pipeline, gas processing plant or chemical plant located in the United States, except any such pipeline, facility, station or plant that in the opinion of the Board of
Directors of the Issuer is not of material importance to the total business conducted by the Issuer or its Subsidiaries. "Principal Property" shall not include any oil or gas property or the production or any proceeds of production from an oil or gas producing property or the production or any proceeds of production of gas processing plants or oil or gas or petroleum products in any pipeline. "Principal Property" shall also include any gas storage facility or gas compressor station located in the United States, except any such facility or station that in the opinion of the Board of Directors of the Issuer is not of material importance to the total business conducted by the Issuer or its
Subsidiaries, and "Principal Property" shall not include any liquefied natural gas plants and related storage facilities or any natural gas liquids processing plants.

                  9. (a) The Issuer shall not consolidate with or merge into any other person or convey, transfer or lease its properties and assets substantially as an entirety to any person, and the Issuer shall not permit any person to consolidate with or merge into the Issuer or convey, transfer or lease its properties and assets substantially as an entirety to the Issuer unless:

                  (i) in case the Issuer shall consolidate with or merge into another person or convey, transfer or lease its properties and assets substantially as an entirety to any person, the person formed by such consolidation or into which the Issuer is merged or the person which acquires by conveyance or transfer, or which leases, the properties and assets of the Issuer substantially as an entirety shall be a corporation, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia (the "Successor Person") and shall expressly assume, by amendment to the Fiscal Agency Agreement signed by the Issuer and such Successor Person and delivered to the Fiscal Agent, the due and punctual payment of the principal of and interest on at the
         Securities and the performance or observance of every covenant hereof and of the Fiscal Agency Agreement on the part of the Issuer to be performed or observed;

                  (ii) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Issuer or any Subsidiary of it as a result of such transaction as having been incurred by the Issuer or any such Subsidiary at the time of such transaction, no event of default (as set forth in Paragraph 7), and no event which, with notice or lapse of time or both, would become such an event of default, shall have happened and be continuing;

                  (iii) if, as a result of any such consolidation or merger or such conveyance, transfer or lease, properties or assets of the Issuer or any Subsidiary of it would become subject to a mortgage, pledge, lien, security interest or other encumbrance which would not be permitted by Paragraph 8 hereof, the Issuer, or the Successor Person, as the case may be, shall take such steps as shall be necessary effectively to secure the Securities equally and ratably with (or prior
         to) all Indebtedness secured by such mortgage, pledge, lien, security interest or other encumbrance; and

                  (iv) the Issuer has delivered to the Fiscal Agent an Officers'
         Certificate and a written opinion or opinions of counsel satisfactory to the Fiscal Agent (who may be counsel to the Issuer), stating that such consolidation, merger, conveyance, transfer or lease and such amendment to the Fiscal Agency Agreement comply with this Paragraph 9 and that all conditions precedent herein provided for relating to such transaction have been complied with.

                  (b) Upon any such consolidation or merger, or any conveyance, transfer or lease of the properties and assets of the Issuer substantially as an entirety in accordance with Paragraph 9(a), the
         Successor Person shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under the Fiscal Agency
         Agreement and the Securities with the same effect as if the Successor
         Person had been named as the Issuer in the Fiscal Agency Agreement and the Securities, and thereafter the Issuer, except in the case of a lease of its properties and assets, shall be released from its liability as obligor on any of the Securities and under the Fiscal
         Agency Agreement.

                  10. Section 8 of the Fiscal Agency Agreement, which requires the Issuer to provide registered holders of Securities or, in the case of clauses (a) and (b) thereof, designated prospective purchasers of
         Securities with certain information and an Officers' Certificate, is hereby incorporated mutatis mutandis by reference herein.

                  11. Until the date that is two years from the date of original issuance of the Securities, the Issuer will not, and will not permit any of its "affiliates" (as defined under Rule 144 under the Act or any successor provision thereto) to, resell any Securities which constitute
         "restricted securities" under Rule 144 that have been reacquired by any of them.

                  12. If any mutilated Security is surrendered to the Fiscal
         Agent, the Issuer shall execute, and the Fiscal Agent shall authenticate and deliver in exchange therefor, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

     If there be delivered to the Issuer and the Fiscal Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii)
such security or indemnity as may be required by them to save each of them and any agent of each of them harmless, then, in the absence of notice to the Issuer or the Fiscal Agent that such Security has been acquired by a bona fide purchaser, the Issuer shall execute, and upon its request the Fiscal Agent shall authenticate and deliver in lieu of any such destroyed, lost or stolen Security a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     Upon the issuance of any new Security under this Paragraph 12, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and the expenses of the Fiscal Agent) connected therewith.

     Every new Security issued pursuant to this Paragraph 12 in lieu of any destroyed, lost or stolen Security, shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone.

     Any new Security delivered pursuant to this Paragraph 12 shall be so dated that neither gain nor loss in interest shall result from such exchange.

     The provisions of this Paragraph 12 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

     13. Section 12 of the Fiscal Agency Agreement, which Section is hereby incorporated mutatis mutandis by reference herein, provides that, with certain exceptions as therein provided and by written consent of a majority in the principal amount of all Outstanding Securities, the Issuer and the Fiscal Agent
may modify, amend or supplement the Fiscal Agency Agreement or the terms of the
Securities or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Security and on all future holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Security. The Fiscal Agency Agreement and the terms of the Securities may be modified or amended by the Issuer and the Fiscal
Agent, without the consent of any holders of Securities, for the purpose of (i)
adding to the covenants of the Issuer for the benefit of the holders of
Securities, or (ii) surrendering any right or power conferred upon the Issuer, or (iii) securing the Securities pursuant to the requirements of the Securities or otherwise, or (iv) evidencing the succession of another corporation to the
Issuer and the assumption by any such successor of the covenants and obligations of the Issuer in the Securities or in the Fiscal Agency Agreement pursuant to
Paragraph 9 hereof, or (v) correcting or supplementing any defective provision contained in the Securities or in the Fiscal Agency Agreement, to all of which each holder of any Security, by acceptance thereof, consents.

     14. No reference herein to the Fiscal Agency Agreement and no provision of this Security or of the Fiscal Agency Agreement shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     15. This Security is subject to the provisions of Section 15 of the Fiscal
Agency Agreement (which are incorporated mutatis mutandis by reference herein)
which provide for the defeasance at any time of (i) the entire indebtedness of this Security or (ii) certain covenants and events of default, in each case upon compliance with certain conditions set forth therein.

     16. Pursuant to a recommendation promulgated by the Committee on Uniform
Security Identification Procedures, the Issuer will cause CUSIP numbers to be printed on the Securities as a convenience to the holders of the Securities. [If this Security is a Regulation S Security, insert- This Security will also bear an ISIN number.] No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

     17. THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
LAWS OF THE STATE OF NEW YORK.

       [IF THIS SECURITY IS A GLOBAL SECURITY, INSERT AS A SEPARATE PAGE-]

                                                                    Schedule A

                             SCHEDULE OF ADJUSTMENTS

Initial Principal Amount: U.S. $___________________

      Date        Principal     Principal        Principal      Notation made on
   adjustment      amount         amount     amount following     behalf of the
      made        increase       decrease       adjustment       Transfer Agent
      ----        --------       --------       ----------       --------------

                                    EXHIBIT B

                          FORM OF TRANSFER CERTIFICATE
                   FOR TRANSFER OR EXCHANGE FROM REGULATION S
                  GLOBAL SECURITY TO RULE 144A GLOBAL SECURITY

J.P. Morgan Trust Company, National Association,
  as Fiscal Agent
530 Mission Street, 13th Floor
San Francisco, CA 94105

                  Re :     NORTHERN NATURAL GAS COMPANY
                           5.375% Senior Notes due 2012

     Reference is hereby made to the Fiscal Agency Agreement, dated as of
October 15, 2002 (the "Fiscal Agency Agreement"), between Northern Natural Gas
Company and J.P. Morgan Trust Company, National Association, as Fiscal Agent.
Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

     This letter relates to U.S. $_________ principal amount of Securities which are evidenced by one or more Regulation S Global Securities in fully registered form (CUSIP No. U66480AB7; ISIN No. USU66480AB75) and held with the U.S.
Depository by means of a book-entry interest through Euroclear or Clearstream in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Regulation S Global
Security to a Person that will take delivery thereof (the "Transferee") in the form of any equal principal amount of Securities evidenced by one or more Rule
144A Global Securities (CUSIP No. 665501AE2).

     In connection with such request and in respect of such Securities, the
Transferor does hereby certify that the interests in the Regulation S Global
Security are being transferred pursuant to and in accordance with Rule 144A under United States Securities Act of 1933, as amended (the "Act", and, accordingly, the Transferor does hereby further certify that the interests in the Regulation S Global Security are being transferred to a Person that the
Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the underwriters and initial purchasers of the Securities being transferred.

                                       [Insert Name of Transferor]

                                        By:
                                           ------------------------------------
                                      Name:
                                     Title:

Dated: __________

cc:      NORTHERN NATURAL GAS COMPANY

Signature Guaranty:_____________________

     Signatures must be guaranteed by an "eligible guarantor institution"
meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program
("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT C

                        FORM OF TRANSFER CERTIFICATE FOR
                  TRANSFER OR EXCHANGE FROM REGULATION S GLOBAL
                   SECURITY TO RESTRICTED DEFINITIVE SECURITY

J.P. Morgan Trust Company, National Association, as Fiscal Agent
530 Mission Street, 13th Floor
San Francisco, CA 94105

                  Re :     NORTHERN NATURAL GAS COMPANY
                           5.375% SENIOR NOTES DUE 2012

     Reference is hereby made to the Fiscal Agency Agreement, dated as of
October 15, 2002 (the "Fiscal Agency Agreement"), between Northern Natural Gas
Company and J.P. Morgan Trust Company, National Association, as Fiscal Agent.
Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

     This letter relates to U.S. $___________ principal amount of Securities which are evidenced by one or more Regulation S Global Securities in fully registered form (CUSIP No. U66480AB7; ISIN No. USU66480AB75) and held with the
U.S. Depository by means of a book-entry interest through Euroclear or
Clearstream in the name of [insert name of transferor] (the "Transferor"). The
Transferor has requested a transfer of such beneficial interest in the
Regulation S Global Security to a Person that will take delivery thereof (the
"Transferee") in the form of an equal principal amount of Securities evidenced by a Restricted Definitive Security.

     In connection with such request and in respect of such Securities, the
Transferor does hereby certify that the interests in the Regulation S Global
Security are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is an institutional "accredited investor"
as described in Rule 501(a)(1), (2), (3) or (7) under the Unites States
Securities Act of 1933, as amended (the "Act"), and is purchasing such
Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, in a transaction in accordance with any applicable securities laws of the United States or any state thereof.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the underwriters and initial purchasers of the Securities being transferred.

                                        [Insert Name of Transferor]

                                        By:
                                           -------------------------------------
                                      Name:
                                     Title:

Dated:____________

cc:      NORTHERN NATURAL GAS COMPANY

     Signatures must be guaranteed by an "eligible guarantor institution"
meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program
("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT D

                          FORM OF TRANSFER CERTIFICATE
                FOR EXCHANGE OR TRANSFER FROM REGULATION S GLOBAL
                    SECURITY TO UNRESTRICTED GLOBAL SECURITY

J.P. Morgan Trust Company, National Association, as Fiscal Agent
530 Mission Street, 13th Floor
San Francisco, CA 94105

                  Re:      NORTHERN NATURAL GAS COMPANY
                           5.375% Senior Notes due 2012

     Reference is hereby made to the Fiscal Agency Agreement, dated as of
October 15, 2002 (the "Fiscal Agency Agreement"), between Northern Natural Gas
Company and J.P. Morgan Trust Company, National Association, as Fiscal Agent.
Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

     This letter relates to U.S.$ _________ principal amount of Securities which are evidenced by one or more Regulation S Global Securities (CUSIP No.
U66480AB7; ISIN No. USU66480AB75) and held with the U.S. Depository by means of a book-entry interest through Euroclear or Clearstream in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more unrestricted Global Securities (CUSIP No._________).

     In connection with such request and in respect of such Securities, the
Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with either Rule 903, Rule 904 or Rule 144 under the Unites
States Securities Act of 1933, as amended (the "Act"), and accordingly the
Transferor does hereby further certify that:

(1)  if the transfer has been effected pursuant to Rule 903 or Rule 904:

(a)  the offer of the Securities was not made to a Person in the United States;

(b)  either:

(i)  at the time the buy order was originated, the transferee was outside the
     United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any
     Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(c)  no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b)of Regulation S, as applicable; and

(d)  the transaction is not part of a plan or scheme to evade the registration requirements of the Act; or

(2)  if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the underwriters and initial purchasers, if any, of the Securities being transferred. Terms used in this certificate and not otherwise defined in the Fiscal Agency Agreement have the meanings set forth in Regulation S under the Act.

                                        [Insert Name of Transferor]

                                        By:
                                           ------------------------------------
                                      Name:
                                     Title:
Dated: _____________

cc:  NORTHERN NATURAL GAS COMPANY

     Signatures must be guaranteed by an "eligible guarantor institution"
meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program
("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT E

                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL
                    SECURITY TO REGULATION S GLOBAL SECURITY

J.P. Morgan Trust Company, National Association, as Fiscal Agent
530 Mission Street, 13th Floor
San Francisco, CA 94105

                  Re:      NORTHERN NATURAL GAS COMPANY
                           5.375% SENIOR NOTES DUE 2012

     Reference is hereby made to the Fiscal Agency Agreement, dated as of
October 15, 2002 (the "Fiscal Agency Agreement"), between Northern Natural Gas
Company and J.P. Morgan Trust Company, National Association, as Fiscal Agent.
Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

     This letter relates to U.S.$ ________ principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No.
665501AE2)and held through the U.S. Depository in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a non-U.S. person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities (CUSIP No. U66480AB7;
ISIN No. USU66480AB75), which amount, immediately after such transfer, is to be held with the U.S. Depository through Euroclear or Clearstream (Common Code
_______).

     In connection with such request and in respect of such Securities, the
Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with Rule 903 or Rule 904 under the Unites States Securities
Act of 1933, as amended (the "Act"), and accordingly the Transferor does hereby further certify that:

(3)  the offer of the Securities was not made to a Person in the United States;

(4)  either:

(a)  at the time the buy order was originated, the transferee was outside the
     United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

(b)  the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any
     Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(5)  no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable;

(6)  the transaction is not part of a plan or scheme to evade the registration requirements of the Act; and

(7)  upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the U.S. Depository through Euroclear or Clearstream (Common Code ___________).

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the underwriters or initial purchasers, if any, of the initial offering of such Securities being transferred. Terms used in this certificate and not otherwise defined in the
Fiscal Agency Agreement have the meanings set forth in Regulation S under the
Act.
                                           [Insert Name of Transferor]

                                        By:
                                           ------------------------------------
                                      Name:
                                     Title:
Dated:   ________________

cc:      NORTHERN NATURAL GAS COMPANY

Signature Guaranty:____________________

                  Signatures must be guaranteed by an "eligible guarantor
institution" meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion
Program ("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT F

                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL
                   SECURITY TO RESTRICTED DEFINITIVE SECURITY

J.P. Morgan Trust Company, National Association, as Fiscal Agent
530 Mission Street, 13th Floor
San Francisco, CA 94105

                  Re:      NORTHERN NATURAL GAS COMPANY
                           5.375% SENIOR NOTES DUE 2012

     Reference is hereby made to the Fiscal Agency Agreement, dated as of
October 15, 2002 (the "Fiscal Agency Agreement"), between Northern Natural Gas
Company and J.P. Morgan Trust Company, National Association, as Fiscal Agent.
Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

     This letter relates to U.S.$ _________ principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No. 665501AE2)
and held through the U.S. Depository in the name of [insert name of transferor]
(the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Restricted
Definitive Security.

     In connection with such request and in respect of such Securities, the
Transferor does hereby certify that the interests in the Rule 144A Global
Security are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is an institutional "accredited investor"
as described in Rule 501(a)(1), (2), (3) or (7) under the Unites States
Securities Act of 1933, as amended (the "Act"), and is purchasing such
Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act, in a transaction in accordance with any applicable securities laws of the United States or any state thereof.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the underwriters and initial purchasers, if any, of the Securities being transferred.

                                            [Insert Name of Transferor]

                                        By:
                                           ------------------------------------
                                      Name:
                                     Title:

Dated: ____________

cc:  NORTHERN NATURAL GAS COMPANY

     Signatures must be guaranteed by an "eligible guarantor institution"
meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program
("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT G

                          FORM OF TRANSFER CERTIFICATE
                 FOR EXCHANGE OR TRANSFER FROM RULE 144A GLOBAL
                    SECURITY TO UNRESTRICTED GLOBAL SECURITY

J.P. Morgan Trust Company, National Association, as Fiscal Agent
530 Mission Street, 13th Floor
San Francisco, CA 94105

                  Re:      NORTHERN NATURAL GAS COMPANY
                           5.375% SENIOR NOTES DUE 2012

     Reference is hereby made to the Fiscal Agency Agreement, dated as of
October 15, 2002 (the "Fiscal Agency Agreement"), between Northern Natural Gas
Company and J.P. Morgan Trust Company, National Association, as Fiscal Agent.
Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

     This letter relates to U.S.$ _________ principal amount of Securities which are evidenced by one or more Rule 144A Global Securities (CUSIP No. 665501AE2)
and held through the U.S. Depository in the name of [insert name of transferor]
(the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more unrestricted Global Securities (CUSIP No._________).

     In connection with such request and in respect of such Securities, the
Transferor does hereby certify that such transfer has been effected pursuant to and in accordance with either Rule 903, Rule 904 or Rule 144 under the Unites
States Securities Act of 1933, as amended (the "Act"), and accordingly the
Transferor does hereby further certify that:

(8)  if the transfer has been effected pursuant to Rule 903 or Rule 904:

(a)  the offer of the Securities was not made to a Person in the United States;

(b)  either:

(i)  at the time the buy order was originated, the transferee was outside the
     United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any
     Person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

(c)  no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(d)  the transaction is not part of a plan or scheme to evade the registration requirements of the Act; or

(9)  if the transfer has been effected pursuant to Rule 144, the Securities have been transferred in a transaction permitted by Rule 144.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the underwriters and initial purchasers, if any, of the Securities being transferred. Terms used in this certificate and not otherwise defined in the Fiscal Agency Agreement have the meanings set forth in Regulation S under the Act.

                                            [Insert Name of Transferor]

                                        By:
                                           ------------------------------------
                                      Name:
                                     Title:

Dated: _____________

cc:  NORTHERN NATURAL GAS COMPANY

     Signatures must be guaranteed by an "eligible guarantor institution"
meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program
("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT H

                          FORM OF TRANSFER CERTIFICATE
          FOR TRANSFER AND EXCHANGE OF RESTRICTED DEFINITIVE SECURITIES

J.P. Morgan Trust Company, National Association,
as Fiscal Agent
530 Mission Street, 13th Floor
San Francisco, CA 94105

                  Re:      NORTHERN NATURAL GAS COMPANY
                           5.375% SENIOR NOTES DUE 2012

     Reference is hereby made to the Fiscal Agency Agreement, dated as of
October 15, 2002 (the "Fiscal Agency Agreement"), between Northern Natural Gas
Company and J.P. Morgan Trust Company, National Association, as Fiscal Agent.
Capitalized terms used but not defined herein shall have the meanings given to them in the Fiscal Agency Agreement.

     This letter relates to U.S. $________________ principal amount of
Securities presented or surrendered on the date hereof (the "Surrendered
Securities") which are registered in the name of [insert name of transferor]
(the "Transferor"). The Transferor has requested a transfer of such Surrendered
Securities registered in the name of a Person (the "Transferee") other than the
Transferor (each such transaction being referred to herein as a "transfer").

     In connection with such request and in respect of such Surrendered
Securities, the Transferor does hereby certify that:

                                   [CHECK ONE]

     (1)  the Surrendered Securities are being transferred to the Issuer or an
          Affiliate thereof;

     (2)  the Surrendered Securities are being transferred pursuant to and in accordance with Rule 144A under the United States Securities Act of
          1933, as amended (the "Act") and, accordingly, the Transferor does hereby further certify that the Surrendered Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Surrendered Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a
          "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the
          United States;

     (3)  the Surrendered Securities are being transferred to a Person that the
          Transferor reasonably believes is purchasing the Surrendered
          Securities for its own account or for one or more accounts with respect to which such Person exercise sole investment discretion, and such Person and each such account is an institutional "accredited investor" as described in Rule 501(a)(1), (2), (3) or (7) under the
          Act and is purchasing such Surrendered Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Act in a transaction in accordance with any applicable securities laws of the United States or any state thereof. or

     (4)  the Surrendered Securities are being transferred pursuant to and in accordance with Regulation S and:

(a)  the offer of the Surrendered Securities was not made to a Person in the
     United States;

(b)  either:

(i)  at the time the buy order was originated, the transferee was outside the
     United States or the Transferor and any Person acting on its behalf reasonably believed that the transferee was outside the United States, or

(ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any
     Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

(c)  no directed selling efforts have been made in contravention of the require-
     ments of Rule 903(b) or 904(b) of Regulation S, as applicable; and

(d)  the transaction is not part of a plan or scheme to evade the registration requirements of the Act;

                                       or

     (5)  the Surrendered Securities are being transferred in a trans- action permitted by Rule 144.

     This certificate and the statements contained herein are made for your benefit and the benefit of the Issuer and the underwriters and initial purchasers of the Securities being transferred.

                                             [Insert Name of Transferor]

                                         By:
                                            -----------------------------------
                                      Name:
                                     Title:

Dated:________________

cc:      NORTHERN NATURAL GAS COMPANY

Signature Guaranty:_____________________

     Signatures must be guaranteed by an "eligible guarantor institution"
meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program
("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.